UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-06640

American Strategic Income Portfolio Inc. II

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi, Jr.,  800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

ANNUAL REPORT

August 31, 2010

ASP

American Strategic
Income Portfolio Inc.

BSP

American Strategic
Income Portfolio Inc. II

CSP

American Strategic
Income Portfolio Inc. III

SLA

American Select
Portfolio Inc.

First American Mortgage Funds

PRIMARY INVESTMENTS

American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. II ("BSP"), American Strategic Income Portfolio Inc. III ("CSP"), and American Select Portfolio Inc. ("SLA") ("First American Mortgage Funds" or the "funds") invest in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The funds may also invest in U.S. Government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights. The funds borrow through the use of reverse repurchase agreements and credit facilities. Use of borrowing and certain other investments and investment techniques may cause the funds' net asset value ("NAV") to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVES

Each fund's primary objective is to achieve high levels of current income. Each fund's secondary objective is to seek capital appreciation. As with other mutual funds, there can be no assurance these funds will achieve their objectives.

TABLE OF CONTENTS

1	Explanation of Financial Statements

2	Fund Overviews

17	Schedule of Investments

38	Statements of Assets and Liabilities

39	Statements of Operations

40	Statements of Changes in Net Assets

42	Statements of Cash Flows

43	Financial Highlights

47	Notes to Financial Statements

58	Report of Independent Registered Public Accounting Firm

59	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in one or more of the funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund's assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund's net asset value ("NAV") and market price per share. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund's shares trade. This price, which may be higher or lower than the fund's NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund's assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund's net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund's net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund's securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund's NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund's holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

First American Mortgage Funds | 2010 Annual Report

Fund Overviews

Average Annual Total Returns – ASP

Based on NAV for the period ended August 31, 2010

*The Barclays Capital Mutual Fund Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2010, were 33.60%, 11.40%, and 10.01%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

First American Mortgage Funds | 2010 Annual Report

Average Annual Total Returns – BSP

Based on NAV for the period ended August 31, 2010

*The Barclays Capital Mutual Fund Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2010, were 16.91%, 6.19%, and 7.75%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

First American Mortgage Funds | 2010 Annual Report

Fund Overviews

Average Annual Total Returns – CSP

Based on NAV for the period ended August 31, 2010

*The Barclays Capital Mutual Fund Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2010, were 10.25%, 4.68%, and 6.93%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

First American Mortgage Funds | 2010 Annual Report

Average Annual Total Returns – SLA

Based on NAV for the period ended August 31, 2010

*The Barclays Capital Mutual Fund Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2010, were 27.56%, 9.43%, and 9.83%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

First American Mortgage Funds | 2010 Annual Report

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First American Mortgage Funds | 2010 Annual Report

Fund Overviews

Fund Management

John Wenker

is responsible for overall management of the funds. He has 27 years of financial experience.

Jason O'Brien, CFA,

is responsible for the management of the mortgage-backed securities portion of the funds as of October 2010. He has 17 years of financial experience.

David Yale

is responsible for management of the mortgage loan component and credit facilities of the funds. He has 29 years of financial experience.

Introduction

During the fiscal year, the commercial real estate markets seemed to find a bottom. Commercial property prices began to recover in many, but not all, markets. However, the fundamental environment is still tenuous. We believe a further commercial real estate recovery will be dependent on a better economic environment, job growth, and continued recovery in debt capital markets. With an improving view on commercial real estate, spreads on debt capital contracted through the year as investors perceived less risk in the sector.

The funds' board of directors passed a managed distribution policy in September 2009 that began to be reflected with a higher dividend payout in December 2009. A component of each funds' dividend is return of capital. The funds have reacted positively to this policy. All four funds had positive market price returns for the fiscal year. The discounts to net asset value decreased significantly for all four funds during the fiscal year. The following chart displays the return of capital for the fiscal year ended August 31, 2010 and the net asset value, market price, and premium/discount to net asset value ("NAV") for the fiscal years ended August 31, 2010 and August 31, 2009.

	Return of Capital	Net Asset Value		Market Price		Premium (Discount) to NAV
Fund	8/31/2010	8/31/2010	8/31/2009	8/31/2010	8/31/2009	8/31/2010	8/31/2009
ASP	$0.3576	$13.30	$12.44	$13.00	$10.75	(2.26)%	(13.59)%
BSP	0.5525	10.82	11.36	10.14	9.71	(6.28)	(14.52)
CSP	0.4956	9.19	10.67	8.67	8.83	(5.66)	(17.24)
SLA	0.4750	12.09	12.33	12.18	10.64	0.74	(13.71)

Generally, as we received loan payoffs throughout the fiscal year, proceeds were recycled into higher credit quality assets, including AAA-rated commercial mortgage-backed securities, Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") pass-through securities, and some investment grade preferred stock of real estate investment trusts. Assuming the economy does not experience a double-dip recession, we believe commercial real estate markets have seen the worst and, depending on the shape of economic recovery and importantly, job growth, will begin a long, slow recovery. The recovery will vary depending on property types and individual market dynamics.

The funds continued to use leverage or borrowing during the period, primarily through the use of secured credit facilities. It is important to keep in mind that the use of leverage involves the risk that interest costs on the money that is borrowed will exceed the return on securities purchased with that money. In addition, leverage may increase the volatility of the funds' NAV and market price. The funds pay interest under their primary credit facilities at 2.625% over the one-month London Interbank Offering Rate ("LIBOR"), with a floor interest rate of 5%. During the fiscal year, the one-month LIBOR was fairly stable ranging from a low of 0.22% to a high of 0.35%.

The funds' primary risk is credit risk. This comes mainly from the funds' investments in commercial mortgage loans. The funds have modest residential mortgage exposure, most of which consists of investments in FNMA and FHLMC pass-through securities.

First American Mortgage Funds | 2010 Annual Report

Fund Overviews

ASP

For the fiscal year ended August 31, 2010, the fund had a total return of 17.33% based on its NAV. The fund's benchmark, the Barclays Capital Mutual Fund Government/Mortgage Index, had a return of 7.46% during the period. The fund outperformed its benchmark mainly because securitized assets within the portfolio experienced strong performance through the fiscal year; and credit and performance of the commercial mortgage loan portfolio held up relatively well.

During the fiscal year, three whole loans were paid off with an unpaid principal balance of $3.20 million and a net weighted average coupon of 7.22%, and no whole loans were purchased. As of August 31, 2010, there were no multifamily, commercial, or single family loans in default. No prepayment penalties were collected during the reporting period.

Portfolio Allocation

As a percentage of total investments on August 31, 2010

Commercial Loans	34%
Commercial Mortgage-Backed Securities	21
Preferred Stocks	20
Multifamily Loans	9
U.S. Government Agency Mortgage-Backed Securities	8
Corporate Note	5
Short-Term Investment	2
Single Family Loans	1
100%

First American Mortgage Funds | 2010 Annual Report

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of August 31, 2010. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The tables below show the percentages of single family loans and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2010, based on the value outstanding.

Single family loans		Multifamily and commercial loans
Current	100.0%	Current	100.0%
30 Days	0.0	30 Days	0.0
60 Days	0.0	60 Days	0.0
90 Days	0.0	90 Days	0.0
120+ Days	0.0	120+ Days	0.0
	100.0%		100.0%

First American Mortgage Funds | 2010 Annual Report

Fund Overviews

BSP

For the fiscal year ended August 31, 2010, the fund had a total return of 5.64%, based on its NAV. The fund's benchmark, the Barclays Capital Mutual Fund Government/Mortgage Index, had a return of 7.46% during the period. The fund underperformed its benchmark mainly because securitized products that comprise the benchmark index experienced strong performance relative to performance of the whole loans, the latter of which account for the majority of the assets of the fund.

During the fiscal year, no whole loans paid off. Three whole loans were purchased with an original principal balance of $7.95 million and a net weighted average coupon of 7.41%. The fund took possession of a multifamily property that had been in default but ended up selling it before August 31, 2010. As of August 31, 2010, there were two multifamily loans and one commercial loan in default, comprising $24,600,000 of unpaid principal balance. No prepayment penalties were collected during the reporting period.

Portfolio Allocation

As a percentage of total investments on August 31, 2010

Commercial Loans	31%
Multifamily Loans	26
Commercial Mortgage-Backed Securities	13
Preferred Stocks	13
Corporate Notes	9
U.S. Government Agency Mortgage-Backed Securities	8
100%

First American Mortgage Funds | 2010 Annual Report

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of August 31, 2010. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The tables below show the percentages of single family loans and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2010, based on the fair value outstanding.

Single family loans		Multifamily and commercial loans
Current	43.3%	Current	89.7%
30 Days	56.7	30 Days	0.0
60 Days	0.0	60 Days	0.0
90 Days	0.0	90 Days	3.8
120+ Days	0.0	120+ Days	6.5
	100.0%		100.0%

First American Mortgage Funds | 2010 Annual Report

Fund Overviews

CSP

For the fiscal year ended August 31, 2010, the fund had a total return of -4.26%, based on its NAV. The fund's benchmark, the Barclays Capital Mutual Fund Government/Mortgage Index, had a return of 7.46% during the period. The fund underperformed its benchmark mainly because the securitized products that comprise the benchmark index experienced strong performance relative to performance of the whole loans, the latter of which account for the majority of the assets of the fund. Delinquency levels for multifamily and commercial loans resulted in a reduction in income generated by the whole loans.

During the fiscal year, six whole loans were paid off with an unpaid principal balance of $20.78 million and a net weighted average coupon of 6.95%, and no whole loans were purchased. The fund took possession of a commercial property that had been in default. Its estimated fair value represents 1.25% of the fund's net assets as of August 31, 2010; fund management is working to stabilize the property and sell it. As of August 31, 2010, there were nine commercial loans and six multifamily loans in default, comprising $74,659,455 of unpaid principal balance. Prepayment penalties for whole loans that were paid off during the reporting period amounted to $30,346.

Portfolio Allocation

As a percentage of total investments on August 31, 2010

Commercial Loans	35%
Multifamily Loans	21
Preferred Stocks	18
U.S. Government Agency Mortgage-Backed Securities	11
Corporate Notes	7
Commercial Mortgage-Backed Securities	4
Short-Term Investment	3
Real Estate Owned	1
100%

First American Mortgage Funds | 2010 Annual Report

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of August 31, 2010. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The table below shows the percentages of multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2010, based on the fair value outstanding.

Multifamily and commercial loans
Current	76.2%
30 Days	0.2
60 Days	0.0
90 Days	0.0
120+ Days	23.6
100.0%

First American Mortgage Funds | 2010 Annual Report

Fund Overviews

SLA

For the fiscal year ended August 31, 2010, the fund had a total return of 8.73%, based on its NAV. The fund's benchmark, the Barclays Capital Mutual Fund Government/Mortgage Index, had a return of 7.46% during the period. The fund outperformed its benchmark mainly because securitized assets within the portfolio experienced strong performance through the fiscal year; and credit and performance of the commercial mortgage loan portfolio held up relatively well.

During the fiscal year, two whole loans were paid off with an unpaid principal balance of $12.10 million and a net weighted average coupon of 7.39%, and one whole loan was purchased with a principal balance of $1,550,000 and a coupon of 8.88%. As of August 31, 2010, there was one multifamily loan and three commercial loans in default, comprising $9,860,000 of unpaid principal balance. Prepayment penalties from whole loans that were paid off during the reporting period amounted to $235,430.

Portfolio Allocation

As a percentage of total investments on August 31, 2010

Commercial Loans	40%
Preferred Stocks	15
Multifamily Loans	15
Commercial Mortgage-Backed Securities	12
Corporate Notes	9
U.S. Government Agency Mortgage-Backed Securities	8
Short-Term Investment	1
100%

First American Mortgage Funds | 2010 Annual Report

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of August 31, 2010. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The table below shows the percentages of multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2010, based on the fair value outstanding.

Multifamily and commercial loans
Current	92.2%
30 Days	0.0
60 Days	0.0
90 Days	0.0
120+ Days	7.8
100.0%

First American Mortgage Funds | 2010 Annual Report

Fund Overviews

Conclusion

As of this writing, commercial real estate markets remain stressed. Weak economic conditions, lack of job growth, and a constrained environment for debt capital present big challenges for the commercial real estate sector. We continue to focus on the credit risk in the funds and are hopeful a slowly improving economy will present opportunities to protect and enhance net asset value.

Thank you for your investment in the funds and your continued trust as we navigate the investment landscape. If you have any questions about the funds, please call us at 800.677.3863.

Sincerely,

John Wenker
Managing Director, Head of Real Estate
FAF Advisors, Inc.

First American Mortgage Funds | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Strategic Income Portfolio (ASP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	FAIR VALUE (A)
(Percentages of each investment category relate to total net assets)
Whole Loans (B) (C) — 56.8%
Commercial Loans — 44.2%
Advance Self Storage, Lincoln, NE, 6.13%, 1/1/11 (D)	12/30/05	$1,349,915	$1,349,915	$1,349,915
Buca Restaurant, Maple Grove, MN, 8.63%, 1/1/11	12/27/00	796,374	796,374	796,374
Copper Junction, Copper Mountain, CO, 6.38%, 7/1/17 (D)	6/14/07	1,884,566	1,884,566	1,978,794
Hampden Medical Office, Englewood, CO, 7.38%, 10/1/12	9/9/02	1,434,749	1,434,749	1,279,696
Integrity Plaza Shopping Center, Albuquerque, NM, 7.88%, 7/1/12 (D)	6/11/02	1,870,647	1,870,647	1,889,358
La Costa Meadows Industrial Park I, San Marcos, CA, 6.78%, 7/1/17 (D) (E)	6/28/07	1,250,000	1,250,000	1,312,500
La Costa Meadows Industrial Park II, San Marcos, CA, 7.53%, 7/1/17 (D) (E)	6/28/07	2,000,000	2,000,000	2,020,000
Minikahda Mini Storage IV, Minneapolis, MN, 7.15%, 7/1/15 (D)	2/28/06	1,623,873	1,623,873	1,672,589
Naples Boat Club, Naples, FL, 6.43%, 1/1/17 (D)	12/28/06	1,630,038	1,630,038	1,711,540
Orchard Commons, Englewood, CO, 8.63%, 4/1/11	3/28/01	937,103	937,103	946,474
Palace Court, Santa Fe, NM, 6.68%, 11/1/11 (D)	10/2/06	1,866,984	1,866,984	1,885,653
Par 3 Office Building, Bend, OR, 6.63%, 8/1/13 (D) (E)	8/3/06	1,900,000	1,900,000	1,995,000
Perkins Restaurant, Maple Grove, MN, 6.38%, 1/1/11 (D)	12/23/05	1,343,903	1,343,903	1,304,067
Stephens Center, Missoula, MT, 6.88%, 9/1/15 (D)	4/20/06	1,762,422	1,762,422	1,850,543
The Storage Place, Marana, AZ, 6.65%, 1/1/13 (D) (E)	12/20/07	3,200,000	3,200,000	2,919,251
			24,850,574	24,911,754
Multifamily Loans — 11.8%
Forest Club Apartments, Dallas, TX, 11.88%, 8/1/10 (E) (F)	4/19/06	1,720,000	1,720,000	1,583,845
Hunt Club Apartments, Waco, TX, 5.64%, 7/1/11 (D)	6/3/04	1,134,686	1,134,686	943,447
Park Hollywood, Portland, OR, 7.38%, 6/1/12 (D)	5/31/02	1,072,525	1,072,525	1,093,976
Spring Creek Gardens, Plano, TX, 5.63%, 8/1/15 (E)	12/22/05	2,071,579	2,062,813	2,071,579
Villa Bonita, Chez Royalle, Fitzhugh Apartments I, Dallas, TX, 7.88%, 4/1/11	2/21/03	801,674	801,674	801,674
Villa Bonita, Chez Royalle, Fitzhugh Apartments II, Dallas, TX, 11.88%, 4/1/11	2/21/03	150,787	150,787	143,974
			6,942,485	6,638,495
Single Family Loans — 0.8%
American Portfolio, 1 loan, California, 4.50%, 1/1/17	7/18/95	16,528	15,744	16,892
Anivan, 1 loan, Maryland, 5.50%, 10/1/15	6/14/96	58,293	58,669	60,041
Bank of New Mexico, 1 loan, New Mexico, 4.75%, 2/1/18	5/31/96	28,752	28,752	29,482
Bluebonnet Savings & Loan, 5 loans, Texas, 5.05%, 9/18/14	5/22/92	66,157	66,157	67,249
Fairbanks, 1 loan, Utah, 5.50%, 11/1/18	5/21/92	16,171	13,725	16,657
Knutson Mortgage Portfolio I, 2 loans, Maine and Montana, 9.52%, 1/28/18	2/26/92	113,859	108,647	117,274
McClemore, Matrix Funding Corporation, 1 loan, North Carolina, 10.50%, 8/1/19	9/9/92	38,500	36,575	39,655
Nomura III, 2 loans, California & New York, 6.11%, 5/1/18	9/29/95	55,178	49,878	56,833
Rand Mortgage Corporation, 1 loan, Texas, 9.50%, 1/1/17	2/21/92	27,451	22,500	28,275
			400,647	432,358
Total Whole Loans			32,193,706	31,982,607
Corporate Note (B) (E) — 6.4%
Fixed Rate — 6.4%
Stratus Properties V, 8.75%, 12/31/14	6/1/07	3,500,000	3,500,000	3,605,000
U.S. Government Agency Mortgage-Backed Securities — 10.2%
Fixed Rate — 10.2%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231 (H)		320,819	326,735	345,894
9.00%, 7/1/30, #C40149		61,803	63,107	69,460
5.00%, 5/1/39, #G05430 (H)		1,544,484	1,584,537	1,641,095
Federal National Mortgage Association,
6.00%, 10/1/16, #610761 (H)		140,227	141,710	151,512
5.00%, 7/1/18, #724954 (H)		880,813	880,075	942,842

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Strategic Income Portfolio (ASP)

DESCRIPTION	PAR/ SHARES	COST	FAIR VALUE (A)

6.50%, 6/1/29, #252497 (H)	$96,436	$95,923	$107,055
7.50%, 3/1/30, #495694	54,415	53,715	59,780
7.50%, 5/1/30, #535289 (H)	23,112	22,497	26,345
8.00%, 5/1/30, #538266 (H)	7,234	7,162	8,369
6.00%, 5/1/31, #535909 (H)	184,562	185,398	203,387
6.50%, 11/1/31, #613339 (H)	100,046	101,821	111,064
5.50%, 7/1/33, #720735 (H)	1,168,696	1,157,347	1,263,039
5.00%, 7/1/39, #935588 (H)	778,407	796,685	827,706
Total U.S. Government Agency Mortgage-Backed Securities		5,416,712	5,757,548
Commercial Mortgage-Backed Securities (E) — 27.4%
Other — 27.4%
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4, 5.91%, 9/11/38 (G)	1,200,000	983,744	1,321,951
Series 2007-PWR17, Class A4, 5.69%, 6/11/50	1,985,000	1,773,154	2,106,949
Series 2007-T28, Class A4, 5.74%, 9/11/42	1,200,000	943,272	1,316,974
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4, 5.40%, 7/15/44 (D) (G)	2,357,000	1,532,326	2,584,350
Series 2007-CD5, Class A4, 5.89%, 11/15/44 (G)	1,550,000	1,449,343	1,656,729
GS Mortgage Securities Corporation II, Series 2006-GG8, Class A4, 5.56%, 11/10/39	2,900,000	2,035,339	3,068,200
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.32%, 4/15/41 (G)	1,875,000	1,395,153	2,079,835
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.80%, 6/13/42 (G)	1,160,000	939,225	1,275,947
Total Commercial Mortgage-Backed Securities		11,051,556	15,410,935
Preferred Stocks — 25.7%
Real Estate Investment Trusts — 25.7%
AMB Property, Series L	26,560	597,940	632,394
AMB Property, Series M	5,600	139,850	131,880
BRE Properties, Series C	30,150	599,080	743,499
BRE Properties, Series D	2,400	47,688	58,800
CommonWealth, Series B	8,171	212,725	205,909
Developers Diversified Realty, Series G	20,000	447,000	495,200
Developers Diversified Realty, Series H	12,060	247,230	287,149
Developers Diversified Realty, Series I	1,950	40,658	47,210
Duke Realty, Series J	2,100	52,246	47,040
Duke Realty, Series L	8,750	167,300	196,262
Duke Realty, Series M	26,120	532,400	634,716
Duke Realty, Series O	20,300	479,080	531,860
Equity Residential Properties, Series N (D)	28,800	557,520	718,560
Kimco Realty, Series G	50,700	1,320,735	1,323,270
National Retail Properties, Series C	25,000	527,500	630,500
ProLogis Trust, Series F	5,975	139,549	138,500
ProLogis Trust, Series G	3,800	79,800	86,754
PS Business Parks, Series H (D)	22,060	389,700	554,809
PS Business Parks, Series I (D)	4,240	83,401	103,159
PS Business Parks, Series M (D)	12,060	248,436	302,465
PS Business Parks, Series P (D)	3,750	71,887	90,413
Public Storage, Series A (D)	6,000	144,291	148,020
Public Storage, Series C (D)	5,000	100,000	125,000
Public Storage, Series E (D)	14,200	263,000	355,852
Public Storage, Series F (D)	9,300	231,105	231,012
Public Storage, Series I (D)	12,060	262,305	314,766
Public Storage, Series K (D)	8,000	174,000	211,680
Public Storage, Series X (D)	3,000	74,330	74,250

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

American Strategic Income Portfolio (ASP)

DESCRIPTION	SHARES	COST	FAIR VALUE (A)

Public Storage, Series Z (D)	11,500	$282,309	$282,210
Realty Income, Series D (D)	20,500	546,185	531,770
Realty Income, Series E (D)	37,060	714,246	939,471
Regency Centers, Series C (D)	22,060	482,737	552,603
Regency Centers, Series E (D)	24,060	483,600	575,034
Simon Property Group, Series J	11,000	511,500	736,890
UDR, Series G	22,000	506,000	549,120
Vornado Realty Trust, Series E (D)	4,800	121,338	123,408
Vornado Realty Trust, Series G	30,000	483,000	732,900
Total Preferred Stocks		12,361,671	14,444,335
Total Unaffiliated Investments		64,523,645	71,200,425
Short-Term Investment — 2.0%
First American Prime Obligations Fund, Class Z, 0.09% (I)	1,117,240	1,117,240	1,117,240
Total Investments (J) — 128.5%		$65,640,885	$72,317,665
Other Assets and Liabilities, Net — (28.5)%			(16,042,207)
Total Net Assets — 100.0%			$56,275,458

(A)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(B)  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2010, the total fair value of these securities was $35,587,607 or 63.2% of total net assets. See note 2 in Notes to Financial Statements.

(C)  Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2010. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of August 31, 2010.

(D)  Securities pledged as collateral for outstanding borrowings under a loan agreement with Massachusetts Mutual Life Insurance Company ("MMLIC"). On August 31, 2010, securities valued at $32,146,665 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$8,600,000	5.00%	$1,195
2,400,000	5.00%	333
$11,000,000		$1,528

*  Interest rate as of August 31, 2010. Rate is based on the London Interbank Offered Rate ("LIBOR") plus 2.625% subject to a "floor" interest rate of 5.00% and reset monthly.

Description of collateral:

Whole Loans

Advance Self Storage, Lincoln, NE, 6.13%, 1/1/11, $1,349,915 par
Copper Junction, Copper Mountain, CO, 6.38%, 7/1/17, $1,884,566 par
Hunt Club Apartments, Waco, TX, 5.64%, 7/1/11, $1,134,686 par
Integrity Plaza Shopping Center, Albuquerque, NM, 7.88%, 7/1/12, $1,870,647 par
La Costa Meadows Industrial Park I, San Marcos, CA, 6.78%, 7/1/17, $1,250,000 par
La Costa Meadows Industrial Park II, San Marcos, CA, 7.53%, 7/1/17, $2,000,000 par
Minikahda Mini Storage IV, Minneapolis, MN, 7.15%, 7/1/15, $1,623,873 par
Naples Boat Club, Naples, FL, 6.43%, 1/1/17, $1,630,038 par
Palace Court, Santa Fe, NM, 6.68%, 11/1/11, $1,866,984 par
Par 3 Office Building, Bend, OR, 6.63%, 8/1/13, $1,900,000 par
Park Hollywood, Portland, OR, 7.38%, 6/1/12, $1,072,525 par
Perkins Restaurant, Maple Grove, MN, 6.38%, 1/1/11, $1,343,903 par
Stephens Center, Missoula, MT, 6.88%, 9/1/15, $1,762,422 par
The Storage Place, Marana, AZ, 6.65%, 1/1/13, $3,200,000 par

First American Mortgage Funds | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Strategic Income Portfolio (ASP)

Commercial Mortgage-Backed Security

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4, 5.40%, 7/15/44, $2,357,000 par

Preferred Stocks

Equity Residential Properties, Series N, 4,800 shares
PS Business Parks, Series H, 22,060 shares
PS Business Parks, Series I, 4,240 shares
PS Business Parks, Series M, 12,060 shares
PS Business Parks, Series P, 3,750 shares
Public Storage, Series A, 6,000 shares
Public Storage, Series C, 5,000 shares
Public Storage, Series E, 14,200 shares
Public Storage, Series F, 9,300 shares
Public Storage, Series I, 12,060 shares
Public Storage, Series K, 8,000 shares
Public Storage, Series X, 3,000 shares
Public Storage, Series Z, 11,500 shares
Realty Income, Series D, 20,500 shares
Realty Income, Series E, 37,060 shares
Regency Centers, Series C, 22,060 shares
Regency Centers, Series E, 24,060 shares
Vornado Realty Trust, Series E, 4,800 shares

The fund has entered into a loan agreement with MMLIC under which MMLIC made a term loan to the fund of $8,600,000, which matures on July 31, 2011, and agreed to make revolving loans to the fund of up to $2,400,000. Loans made under the loan agreement are secured by whole loans in the fund's portfolio and bear interest at the one-month LIBOR plus 2.625% with a "floor" interest rate of 5.00%. In addition, the fund pays an annual fee of 1.28% on any unused portion of the fund's revolving loan commitment.

(E)  Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2010.

(F)  Loan has matured and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

(G)  Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2010.

(H)  Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2010, securities valued at $5,628,308 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$4,511,000	8/23/10	0.30%	9/23/10	$339	(1)
789,000	8/9/10	0.29%	9/7/10	146	(2)
$5,300,000				$485

*  Interest rate as of August 31, 2010. Rate is based on the LIBOR plus a spread and reset monthly.

Name of broker and description of collateral:

(1)  Goldman Sachs:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $320,819 par
Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $1,544,484 par
Federal National Mortgage Association, 6.00%, 10/1/16, $140,227 par
Federal National Mortgage Association, 5.00%, 7/1/18, $880,813 par
Federal National Mortgage Association, 6.50%, 6/1/29, $96,436 par
Federal National Mortgage Association, 7.50%, 5/1/30, $23,112 par
Federal National Mortgage Association, 8.00%, 5/1/30, $7,234 par
Federal National Mortgage Association, 6.00%, 5/1/31, $184,562 par
Federal National Mortgage Association, 6.50%, 11/1/31, $100,046 par
Federal National Mortgage Association, 5.50%, 7/1/33, $1,168,696 par

(2)  Goldman Sachs:
Federal National Mortgage Association, 5.00%, 7/1/39, $778,407 par

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

American Strategic Income Portfolio (ASP)

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

(I)  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2010. See note 3 in Notes to Financial Statements.

(J)  On August 31, 2010, the cost of investments for federal income tax purposes was $65,644,221. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$7,522,352
Gross unrealized depreciation	(848,908)
Net unrealized appreciation	$6,673,444

First American Mortgage Funds | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Strategic Income Portfolio II (BSP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	FAIR VALUE (A)

(Percentages of each investment category relate to total net assets)
Whole Loans (B) (C) — 81.1%
Commercial Loans — 44.1%
5555 East Van Buren I, Phoenix, AZ, 5.68%, 7/1/11 (D)	6/23/04	$6,151,413	$6,151,413	$6,212,927
5555 East Van Buren II, Phoenix, AZ, 7.13%, 7/1/11 (D)	8/18/06	1,443,459	1,443,459	1,457,894
American Mini-Storage, Memphis, TN, 6.80%, 12/1/10 (D) (E)	11/5/07	3,040,902	3,040,902	2,647,045
Bigelow Office Building, Las Vegas, NV, 6.38%, 4/1/17 (D)	3/31/97	1,090,401	1,090,401	1,144,921
Hickman Road, Clive, IA, 6.78%, 1/1/13 (D) (E)	12/3/07	5,500,000	5,500,000	5,610,000
Oak Knoll Village Shopping Center, Austin, TX, 6.73%, 10/1/13 (D)	9/17/03	1,446,374	1,446,374	1,518,692
Office City Plaza, Houston, TX, 6.43%, 6/1/12 (D)	5/25/07	5,410,996	5,410,996	5,519,216
Oyster Point Office Park, Newport News, VA, 6.68%, 2/1/11 (D)	1/4/06	11,887,118	11,887,118	11,887,118
PennMont Office Plaza, Albuquerque, NM, 6.63%, 4/1/11 (D)	3/30/06	1,415,752	1,415,752	1,429,909
Perkins - Blaine, Blaine, MN, 6.63%, 1/1/17 (D)	12/13/06	1,780,618	1,780,618	1,869,648
Raveneaux Country Club, Spring, TX, 7.93%, 1/1/10 (E) (F) (G)	12/19/05	8,800,000	8,800,000	5,095,200
Redwood Dental Building, Taylorsville, UT, 7.40%, 7/1/12 (D)	6/28/02	2,352,924	2,352,924	2,376,453
Robberson Auto Dealerships, Bend and Prineville, OR, 6.40%, 4/1/17 (D)	3/30/07	6,982,936	6,982,936	7,332,083
Signal Butte, Mesa, AZ, 4.93%, 7/1/17 (D) (E)	6/20/07	15,000,000	15,000,000	8,685,000
Station Square, Pompano Beach, FL, 6.33%, 2/1/14 (D) (E)	1/19/07	12,000,000	12,000,000	12,117,864
Waste Connections Warehouse, Englewood, CO, 6.58%, 3/1/14 (D)	2/15/07	1,253,206	1,253,206	1,315,867
			85,556,099	76,219,837
Multifamily Loans — 36.9%
Carolina Square Apartments, Tallahassee, FL, 6.63%, 8/1/12 (D) (E)	7/20/07	7,875,000	7,875,000	8,032,500
Chardonnay Apartments, Tulsa, OK, 6.40%, 7/1/13 (D)	6/5/03	3,781,425	3,781,425	3,857,054
Lake Point Terrace Apartments I, Madison, WI, 5.90%, 6/1/15	7/1/10	4,400,000	4,400,000	4,400,000
Lake Point Terrace Apartments II, Madison, WI, 5.88%, 6/1/15	7/1/10	550,000	550,000	490,207
Meadows Point, College Station, TX, 7.93%, 2/1/13 (E) (H)	1/24/08	5,400,000	5,400,000	4,915,874
RP-Plaza Development Lot 11, Oxnard, CA, 6.90%, 3/1/12 (E)	2/23/05	2,500,000	2,500,000	2,500,000
RP-Plaza Development Lot 16, Oxnard, CA, 6.90%, 3/1/12 (E)	3/1/10	2,500,000	2,500,000	2,500,000
Sapphire Skies I, Cle Elum, WA, 4.93%, 7/1/13 (E)	12/23/05	8,805,908	8,805,908	7,777,801
Sapphire Skies II, Cle Elum, WA, 7.90%, 7/1/13 (H) (I)	3/20/09	3,200,000	3,200,000	612,394
Sapphire Skies III, Cle Elum, WA, 4.90%, 7/1/13	7/13/10	3,000,000	3,000,000	2,382,993
Summit Chase Apartments I, Coral Springs, FL, 6.43%, 4/1/12 (D) (E)	7/7/05	9,500,000	9,500,000	9,381,031
Summit Chase Apartments II, Coral Springs, FL, 9.90%, 4/1/12 (E) (H) (I)	7/7/05	6,150,000	6,150,000	3,319,770
Sussex Club Apartments I, Athens, GA, 6.33%, 5/1/10 (E) (F) (G)	4/17/07	8,800,000	8,800,000	5,379,264
Sussex Club Apartments II, Athens, GA, 6.88%, 5/1/10 (E) (G) (H) (I)	4/17/07	2,298,600	2,298,600	1,097,202
Trinity Oaks Apartments I, Dallas, TX, 6.53%, 4/1/09 (E) (F) (G)	3/30/06	7,000,000	7,000,000	4,053,000
Trinity Oaks Apartments II, Dallas, TX, 7.88%, 4/1/09 (E) (G) (H) (I)	3/30/06	1,690,000	1,690,000	454,466
Vista Bonita Apartments, Denton, TX, 7.15%, 6/1/13	3/4/05	2,660,967	2,660,967	2,714,186
			80,111,900	63,867,742
Single Family Loans — 0.1%
Merchants Bank, 2 loans, Vermont, 11.55%, 10/9/16	12/18/92	47,997	48,392	49,437
PHH U.S. Mortgage, 2 loans, California & Delaware, 6.68%, 3/14/20	12/30/92	148,595	144,600	152,053
			192,992	201,490
Total Whole Loans			165,860,991	140,289,069
Corporate Notes (B) (E) — 12.6%
Fixed Rate — 12.6%
Sarofim South and Bland, 6.90%, 1/1/11	12/21/07	8,511,612	8,511,612	8,511,612
Stratus Properties II, 8.75%, 12/31/11	12/14/01	5,000,000	5,000,000	5,000,000
Stratus Properties III, 8.75%, 12/31/13	12/12/06	8,000,000	8,000,000	8,240,000
Total Corporate Notes			21,511,612	21,751,612

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

American Strategic Income Portfolio II (BSP)

DESCRIPTION	PAR/ SHARES	COST	FAIR VALUE (A)

U.S. Government Agency Mortgage-Backed Securities (J) — 12.2%
Fixed Rate — 12.2%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231	$1,711,033	$1,742,579	$1,844,770
9.00%, 7/1/30, #C40149	103,006	105,178	115,766
5.00%, 5/1/39, #G05430	3,286,978	3,372,219	3,492,586
Federal National Mortgage Association,
6.00%, 10/1/16, #607030	107,061	107,381	115,677
5.50%, 6/1/17, #648508	160,680	161,145	174,273
5.00%, 9/1/17, #254486	244,428	244,808	261,641
5.00%, 11/1/17, #657356	489,840	491,375	524,336
6.50%, 6/1/29, #252497	642,905	639,489	713,703
7.50%, 5/1/30, #535289	83,204	80,986	94,843
8.00%, 5/1/30, #538266	26,043	25,782	30,129
8.00%, 6/1/30, #253347	101,339	100,321	117,240
5.00%, 11/1/33, #725027	8,120,617	8,298,278	8,705,979
5.00%, 7/1/39, #935588	4,670,444	4,767,403	4,966,239
Total U.S. Government Agency Mortgage-Backed Securities		20,136,944	21,157,182
Commercial Mortgage-Backed Securities (E) (K) — 18.8%
Other — 18.8%
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45 (J)	8,060,000	5,210,971	7,597,967
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, 5.47%, 1/12/45 (J)	10,000,000	8,471,385	10,850,336
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.89%, 12/10/49 (D)	3,625,000	2,970,614	3,857,789
Series 2008-C7, Class A4, 6.30%, 12/10/49	3,500,000	2,990,308	3,734,609
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44 (D)	5,950,000	5,440,218	6,359,702
Total Commercial Mortgage-Backed Securities		25,083,496	32,400,403
Preferred Stocks — 18.7%
Real Estate Investment Trusts — 18.7%
AMB Property, Series L	57,100	1,100,225	1,359,551
AMB Property, Series M	14,360	367,561	338,178
AMB Property, Series O	13,459	336,475	328,904
BRE Properties, Series C	54,000	1,072,980	1,331,640
BRE Properties, Series D	7,450	148,032	182,525
Developers Diversified Realty, Series H	6,600	135,300	157,146
Developers Diversified Realty, Series I	6,050	126,143	146,471
Duke Realty, Series L	74,260	1,529,361	1,665,652
Duke Realty, Series M	83,200	1,704,000	2,021,760
Duke Realty, Series O	38,150	900,340	999,530
Equity Residential Properties, Series N (D)	118,000	2,244,300	2,944,100
Kimco Realty, Series F (D)	137,700	3,241,375	3,419,091
Kimco Realty, Series G (D)	59,300	1,470,301	1,547,730
ProLogis Trust, Series F	26,120	630,278	605,462
ProLogis Trust, Series G	11,700	245,700	267,111
PS Business Parks, Series H (D)	37,600	752,000	945,640
PS Business Parks, Series I (D)	13,200	259,644	321,156
PS Business Parks, Series M (D)	37,600	774,560	943,008
PS Business Parks, Series O	100,000	2,415,000	2,566,000
PS Business Parks, Series P (D)	11,650	223,330	280,881
Public Storage, Series A (D)	40,000	977,346	986,800
Public Storage, Series E (D)	13,200	264,000	330,792
Public Storage, Series F	38,000	900,600	943,920

First American Mortgage Funds | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Strategic Income Portfolio II (BSP)

DESCRIPTION	SHARES	COST	FAIR VALUE (A)

Public Storage, Series I (D)	37,600	$817,800	$981,360
Public Storage, Series K (D)	24,850	540,487	657,531
Public Storage, Series W	38,000	906,300	945,820
Realty Income, Series D (D)	90,000	2,281,500	2,334,600
Realty Income, Series E (D)	37,600	812,160	953,160
Regency Centers, Series C (D)	37,600	812,912	941,880
Regency Centers, Series E (D)	39,200	791,840	928,550
Total Preferred Stocks		28,781,850	32,375,949
Total Unaffiliated Investments		261,374,893	247,974,215
Short-Term Investment — 0.6%
First American Prime Obligations Fund, Class Z, 0.09% (L)	1,033,524	1,033,524	1,033,524
Total Investments (M) — 144.0%		$262,408,417	$249,007,739
Other Assets and Liabilities, Net — (44.0)%			(76,103,422)
Total Net Assets — 100.0%			$172,904,317

(A)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(B)  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2010, the total fair value of these securities was $162,040,681 or 93.7% of total net assets. See note 2 in Notes to Financial Statements.

(C)  Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2010. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of August 31, 2010. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

(D)  Securities pledged as collateral for outstanding borrowings under a loan agreement with Massachusetts Mutual Life Insurance Company ("MMLIC"). On August 31, 2010, securities valued at $118,641,791 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$45,100,000	5.00%	$6,264
700,000	5.00%	97
$45,800,000		$6,361

*  Interest rate as of August 31, 2010. Rate is based on the London Interbank Offered Rate ("LIBOR") plus 2.625% subject to a "floor" interest rate of 5.00% and reset monthly.

Description of collateral:

Whole Loans

5555 East Van Buren I, Phoenix, AZ, 5.68%, 7/1/11, $6,151,413 par
5555 East Van Buren II, Phoenix, AZ, 7.13%, 7/1/11, $1,443,459 par
American Mini-Storage, Memphis, TN, 6.80%, 12/1/10, $3,040,902 par
Bigelow Office Building, Las Vegas, NV, 6.38%, 4/1/17, $1,090,401 par
Carolina Square Apartments, Tallahassee, FL, 6.63%, 8/1/12, $7,875,000 par
Chardonnay Apartments, Tulsa, OK, 6.40%, 7/1/13, $3,781,425 par
Hickman Road, Clive, IA, 6.78%, 1/1/13, $5,500,000 par
Oak Knoll Village Shopping Center, Austin, TX, 6.73%, 10/1/13, $1,446,374 par
Office City Plaza, Houston, TX, 6.43%, 6/1/12, $5,410,996 par
Oyster Point Office Park, Newport News, VA, 6.68%, 2/1/11, $11,887,118 par
PennMont Office Plaza, Albuquerque, NM, 6.63%, 4/1/11, $1,415,752 par
Perkins – Blaine, Blaine, MN, 6.63%, 1/1/17, $1,780,618 par
Redwood Dental Building, Taylorsville, UT, 7.40%, 7/1/12, $2,352,924 par
Robberson Auto Dealerships, Bend and Prineville, OR, 6.40%, 4/1/17, $6,982,936 par

Signal Butte, Mesa, AZ, 4.93%, 7/1/17, $15,000,000 par
Station Square, Pompano Beach, FL, 6.33%, 2/1/14, $12,000,000 par
Summit Chase Apartments I, Coral Springs, FL, 6.43%, 4/1/12, $9,500,000 par
Waste Connections Warehouse, Englewood, CO, 6.58%, 3/1/14, $1,253,206 par

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

American Strategic Income Portfolio II (BSP)

Commercial Mortgage-Backed Securities

Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.89%, 12/10/49, $3,625,000 par
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44, $5,950,000 par

Preferred Stocks

Equity Residential Properties, Series N, 118,000 shares
Kimco Realty, Series F, 78,000 shares
Kimco Realty, Series G, 20,800 shares
PS Business Parks, Series H, 37,600 shares
PS Business Parks, Series I, 13,200 shares
PS Business Parks, Series M, 37,600 shares
PS Business Parks, Series P, 11,650 shares
Public Storage, Series A, 40,000 shares
Public Storage, Series E, 13,200 shares
Public Storage, Series I, 37,600 shares
Public Storage, Series K, 24,850 shares
Realty Income, Series D, 90,000 shares
Realty Income, Series E, 37,600 shares
Regency Centers, Series C, 37,600 shares
Regency Centers, Series E, 39,200 shares

The fund has entered into a loan agreement with MMLIC under which MMLIC made a term loan to the fund of $45,100,000, which matures on July 31, 2011, and agreed to make revolving loans to the fund of up to $12,900,000. Loans made under the loan agreement are secured by whole loans in the fund's portfolio and bear interest at the one-month LIBOR plus 2.625% with a "floor" interest rate of 5.00%. In addition, the fund pays an annual fee of 1.28% on any unused portion of the fund's revolving loan commitment.

(E)  Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2010.

(F)  Loan is currently in default with regards to scheduled interest and/or principal payments.

(G)  Loan has matured and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

(H)  Participating Loan – A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

(I)  The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

(J)  Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2010, securities valued at $39,605,485 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$13,026,000	8/9/10	0.29%	9/7/10	$2,414	(1)
6,764,000	8/23/10	0.30%	9/23/10	507	(2)
6,166,000	8/13/10	1.28%	9/14/10	4,152	(3)
5,410,000	8/13/10	1.28%	9/14/10	3,643	(4)
$31,366,000				$10,716

*  Interest rate as of August 31, 2010. Rate is based on the LIBOR plus a spread and reset monthly.

Name of broker and description of collateral:

(1)  Goldman Sachs:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $267,349 par
Federal National Mortgage Association, 5.00%, 11/1/33, $8,120,617 par
Federal National Mortgage Association, 5.00%, 7/1/39, $4,670,444 par

First American Mortgage Funds | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Strategic Income Portfolio II (BSP)

(2)  Goldman Sachs:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $1,443,684 par
Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $103,006 par
Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $3,286,978 par
Federal National Mortgage Association, 6.00%, 10/1/16, $107,061 par
Federal National Mortgage Association, 5.50%, 6/1/17, $160,680 par
Federal National Mortgage Association, 5.00%, 9/1/17, $244,428 par
Federal National Mortgage Association, 5.00%, 11/1/17, $489,840 par
Federal National Mortgage Association, 6.50%, 6/1/29, $642,905 par
Federal National Mortgage Association, 7.50%, 5/1/30, $83,204 par
Federal National Mortgage Association, 8.00%, 5/1/30, $26,043 par
Federal National Mortgage Association, 8.00%, 6/1/30, $101,339 par

(3)  JP Morgan:
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45, $8,060,000 par

(4)  JP Morgan:
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, 5.47%, 1/12/45, $10,000,000 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with JP Morgan. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

(K)  Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2010.

(L)  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2010. See note 3 in Notes to Financial Statements.

(M)  On August 31, 2010, the cost of investments for federal income tax purposes was $262,469,315. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$13,605,255
Gross unrealized depreciation	(27,066,831)
Net unrealized depreciation	$(13,461,576)

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

American Strategic Income Portfolio III (CSP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	FAIR VALUE (A)
(Percentages of each investment category relate to total net assets)
Whole Loans (B) (C) — 80.6%
Commercial Loans — 50.9%
150 North Pantano I, Tucson, AZ, 5.90%, 2/1/10 (D) (E) (F) (G)	1/4/05	$3,525,000	$3,525,000	$2,802,199
150 North Pantano II, Tucson, AZ, 14.88%, 2/1/10 (E) (F) (G)	1/4/05	440,000	440,259	211,258
8324 East Hartford Drive I, Scottsdale, AZ, 4.90%, 5/1/20 (D) (E)	4/8/04	3,220,015	3,369,044	3,220,015
Academy Spectrum, Colorado Springs, CO, 7.73%, 5/1/09 (F) (G)	12/18/02	4,959,112	5,086,926	2,871,326
Alliant University, Fresno, CA, 7.15%, 8/1/11 (D)	7/12/06	2,749,780	2,749,780	2,777,278
Apple Blossom Convenience Center, Winchester, VA, 6.58%, 8/1/12 (D) (E)	7/9/07	2,150,000	2,150,000	2,193,000
Biltmore Lakes Corporate Center, Phoenix, AZ, 6.00%, 9/1/14 (D)	8/2/04	2,834,522	2,834,522	2,834,522
Carrier 360 I, Grand Prairie, TX, 6.40%, 7/1/10 (D) (F)	6/28/04	3,104,381	3,104,381	3,104,381
Carrier 360 II, Grand Prairie, TX, 6.38%, 7/1/10 (F)	12/16/05	324,286	324,286	308,864
Fairview Business Park, Salem, OR, 7.33%, 8/1/11 (D) (G)	7/14/06	7,590,028	7,592,696	4,394,626
First Colony Marketplace, Sugar Land, TX, 6.43%, 9/1/10 (D) (E)	8/15/07	11,700,000	11,700,000	9,978,006
France Avenue Business Park II, Brooklyn Center, MN, 7.40%, 10/1/12 (D)	9/12/02	4,216,719	4,216,719	4,301,054
France Avenue Business Park II (second), Brooklyn Center, MN, 7.38%, 10/1/12 (E)	1/17/08	600,000	600,000	612,000
Jilly's American Grill, Scottsdale, AZ, 6.88%, 9/1/10 (D) (E)	8/19/05	1,810,000	1,810,000	1,810,000
La Cholla Plaza I, Tucson, AZ, 3.48%, 8/1/09 (D) (E) (F) (H)	7/26/06	11,135,604	11,135,604	11,057,320
La Cholla Plaza II, Tucson, AZ, 14.88%, 8/1/09 (E) (F) (G)	7/26/06	1,389,396	1,389,396	674,317
NCH Commercial Pool I, Tucson, AZ, 11.93%, 4/1/10 (E) (F) (G)	3/27/07	5,500,000	5,500,000	49,869
NCH Commercial Pool II, Phoenix, AZ, 11.93%, 1/1/11 (E) (G)	12/4/07	14,000,000	14,019,534	8,106,000
Noah's Ark Self Storage, San Antonio, TX, 6.48%, 9/1/10 (D) (E)	8/24/07	2,400,000	2,400,000	2,400,000
North Austin Business Center, Austin, TX, 5.65%, 11/1/11 (D)	10/29/04	3,708,155	3,708,155	3,745,236
Outlets at Casa Grande I, Casa Grande, AZ, 6.93%, 3/1/11 (D) (E) (G)	2/27/06	7,300,000	7,300,423	4,226,700
Outlets at Casa Grande II, Casa Grande, AZ, 6.90%, 3/1/11 (D) (E) (G)	4/11/07	3,500,000	3,500,199	2,026,500
Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17 (D) (E)	3/26/07	4,600,000	4,600,000	4,830,000
RealtiCorp Fund III, Orlando/Crystal River, FL, 6.93%, 7/1/11 (E)	2/28/06	3,372,755	3,372,755	3,372,755
Silver Star Storage, Austin, TX, 6.40%, 4/1/11 (D) (E)	3/25/08	4,102,776	4,102,776	3,605,236
Spa Atlantis, Pompano Beach, FL, 6.43%, 8/1/14 (E)	9/30/05	11,000,000	11,000,000	11,000,000
Tatum Ranch Center, Phoenix, AZ, 6.53%, 9/1/11 (D)	8/25/04	3,412,535	3,412,535	3,433,174
			124,944,990	99,945,636
Multifamily Loans — 29.7%
Avalon Hills I, Omaha, NE, 6.93%, 3/1/12 (D) (E)	3/1/07	10,720,000	10,720,000	10,720,000
Avalon Hills II, Omaha, NE, 9.88%, 3/1/12 (E) (I)	3/1/07	2,448,800	2,448,800	1,861,627
Chateau Club Apartments I, Athens, GA, 6.18%, 12/1/12 (E)	12/20/07	6,000,000	6,000,000	5,398,188
Chateau Club Apartments II, Athens, GA, 6.88%, 12/1/12 (E) (I) (J)	12/20/07	2,991,624	2,991,624	1,712,142
Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13 (D)	8/29/03	2,395,892	2,395,892	2,515,687
Courtyards at Mesquite I, Mesquite, TX, 6.53%, 11/1/09 (D) (F) (G)	10/14/05	7,389,373	7,389,373	4,278,447
Courtyards at Mesquite II, Mesquite, TX, 7.90%, 11/1/09 (E) (F) (I) (J)	10/14/05	2,850,000	2,850,000	1,468,924
El Dorado Apartments I, Tucson, AZ, 7.15%, 9/1/12 (D)	8/26/04	2,479,173	2,479,173	2,553,549
El Dorado Apartments II, Tucson, AZ, 7.13%, 9/1/12	8/26/04	486,509	486,509	474,853
Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14 (D)	12/24/03	1,075,780	1,075,780	1,129,569
Geneva Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	27,857	27,857	27,552
Good Haven Apartments I, Dallas, TX, 5.43%, 9/1/07 (E) (F) (G) (H)	8/24/04	6,737,000	6,737,000	3,900,723
Good Haven Apartments II, Dallas, TX, 14.88%, 9/1/07 (E) (F) (G)	8/24/04	842,000	842,000	203,580
Good Haven Apartments III, Dallas, TX, 14.88%, 5/1/09 (E) (F) (G)	7/3/08	694,096	694,096	138,970
Meadowview Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	780,808	780,808	819,848
Meadowview Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	27,857	27,857	27,552
Montevista Apartments, Fort Worth, TX, 7.43%, 9/1/12 (E) (I)	8/30/07	7,308,000	7,308,000	5,390,257
NCH Multifamily Pool, Oklahoma City, OK, 11.93%, 11/1/09 (E) (F) (G)	10/17/06	4,993,450	4,993,450	50,034
Parkway Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	736,774	736,774	773,613
Parkway Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	27,857	27,857	27,426
Plantation Pines I, Tyler, TX, 6.59%, 2/1/10 (D) (E) (F)	1/17/07	3,328,000	3,328,000	3,328,000
Plantation Pines II, Tyler, TX, 10.57%, 2/1/10 (E) (F) (G)	1/17/07	416,000	416,000	305,114
RiverPark Land Lot III, Oxnard, CA, 6.90%, 3/1/12 (E)	10/9/07	3,650,000	3,650,000	3,650,000

First American Mortgage Funds | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Strategic Income Portfolio III (CSP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	FAIR VALUE (A)

Villas of Woodgate, Lansing, MI, 6.40%, 2/1/12 (D)	2/1/07	$3,507,071	$3,507,071	$3,372,315
Whispering Oaks I, Little Rock, AR, 6.43%, 2/1/12 (D) (E) (G)	1/10/07	5,800,000	5,800,000	3,358,200
Whispering Oaks II, Little Rock, AR, 9.88%, 2/1/12 (E) (I) (J)	1/10/07	2,636,000	2,636,000	778,569
			80,349,921	58,264,739
Total Whole Loans			205,294,911	158,210,375
Corporate Notes (B) (E) — 10.8%
Fixed Rate — 10.8%
Sarofim Brookhaven, 6.90%, 1/1/11	12/21/07	10,040,375	10,040,375	10,040,375
Stratus Properties IV, 8.75%, 12/31/13	12/1/06	7,000,000	7,000,000	7,210,000
Stratus Properties VI, 8.75%, 12/31/11	6/1/07	4,000,000	4,000,000	4,000,000
Total Corporate Notes			21,040,375	21,250,375
Private Mortgage-Backed Security (B) (K) — 0.0%
Fixed Rate — 0.0%
First Gibraltar, Series 1992-MM, Class B, 6.06%, 10/25/21	7/30/93	68,676	45,239	—
U.S. Government Agency Mortgage-Backed Securities (L) — 15.5%
Fixed Rate — 15.5%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231		1,711,033	1,742,578	1,844,771
9.00%, 7/1/30, #C40149		144,208	147,250	162,073
5.00%, 5/1/39, #G05430		4,514,645	4,631,722	4,797,046
Federal National Mortgage Association,
6.00%, 10/1/16, #607030		107,061	107,382	115,677
5.50%, 2/1/17, #623874		208,270	207,988	225,498
5.50%, 6/1/17, #648508		160,680	161,145	174,273
5.00%, 9/1/17, #254486		244,428	244,810	261,641
5.00%, 11/1/17, #657356		489,840	491,375	524,336
6.50%, 6/1/29, #252497		450,033	447,642	499,592
7.50%, 5/1/30, #535289		83,204	80,986	94,843
8.00%, 5/1/30, #538266		26,043	25,782	30,129
8.00%, 6/1/30, #253347		91,205	90,289	105,516
5.00%, 11/1/33, #725027		3,227,155	3,297,757	3,459,778
5.00%, 12/1/35, #995317		6,910,534	7,121,236	7,408,668
5.00%, 7/1/39, #AA9716		7,927,660	8,144,612	8,429,745
5.00%, 7/1/39, #935512		2,049,360	2,089,696	2,179,153
Total U.S. Government Agency Mortgage-Backed Securities			29,032,250	30,312,739
Commercial Mortgage-Backed Securities (E) (H) — 6.3%
Other — 6.3%
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45 (L)		6,400,000	4,137,744	6,033,125
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44 (D)		3,600,000	3,373,928	3,847,887
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.32%, 4/15/41 (D)		2,250,000	1,541,356	2,495,802
Total Commercial Mortgage-Backed Securities			9,053,028	12,376,814

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

American Strategic Income Portfolio III (CSP)

DESCRIPTION	SHARES	COST	FAIR VALUE (A)

Preferred Stocks — 26.0%
Real Estate Investment Trusts — 26.0%
AMB Property, Series L	164,120	$3,789,361	$3,907,697
AMB Property, Series M	41,240	950,889	971,202
AMB Property, Series O	9,613	240,325	234,918
AMB Property, Series P	21,200	429,300	504,560
BRE Properties, Series C	66,300	1,317,381	1,634,958
BRE Properties, Series D	5,250	104,318	128,625
Developers Diversified Realty, Series G	44,600	769,350	1,104,296
Developers Diversified Realty, Series H	41,320	667,318	983,829
Developers Diversified Realty, Series I	4,270	89,030	103,377
Duke Realty, Series J	81,556	1,825,205	1,826,854
Duke Realty, Series L	19,220	367,486	431,105
Duke Realty, Series M	55,040	1,110,800	1,337,472
Duke Realty, Series O	44,550	1,051,380	1,167,210
Equity Residential Properties, Series N (D)	62,700	1,497,705	1,564,365
Kimco Realty, Series F (D)	163,000	3,797,000	4,047,290
Kimco Realty, Series G (D)	114,700	2,796,559	2,993,670
ProLogis Trust, Series F	33,905	835,567	785,918
ProLogis Trust, Series G	8,300	174,300	189,489
PS Business Parks, Series H (D)	26,520	530,400	666,978
PS Business Parks, Series I (D)	94,300	1,634,731	2,294,319
PS Business Parks, Series L (D)	7,000	179,550	176,890
PS Business Parks, Series M (D)	26,520	546,312	665,122
PS Business Parks, Series O (D)	100,000	2,050,000	2,566,000
PS Business Parks, Series P (D)	8,200	157,194	197,702
Public Storage, Series A (D)	38,000	921,909	937,460
Public Storage, Series C (D)	30,000	626,100	750,000
Public Storage, Series E (D)	9,300	186,000	233,058
Public Storage, Series H (D)	40,000	876,000	1,019,600
Public Storage, Series I (D)	26,520	576,810	692,172
Public Storage, Series K (D)	17,550	381,712	464,373
Public Storage, Series L (D)	20,000	430,000	506,600
Public Storage, Series X (D)	74,000	1,786,319	1,831,500
Public Storage, Series Z (D)	30,000	746,643	736,200
Realty Income, Series D (D)	97,500	2,474,125	2,529,150
Realty Income, Series E (D)	26,520	572,832	672,282
Vornado Realty Trust, Series E (D)	7,400	186,598	190,254
Vornado Realty Trust, Series F (D)	7,800	164,970	191,412
Vornado Realty Trust, Series H (D)	163,000	2,771,000	4,042,400
Weingarten Realty Investors, Series D	95,170	2,112,774	2,364,974
Weingarten Realty Investors, Series F	140,000	3,104,500	3,316,600
Total Preferred Stocks		44,829,753	50,961,881
Total Unaffiliated Investments		309,295,556	273,112,184
Real Estate Owned (B) (M) — 1.3%
Memphis Medical Building, Memphis, TN		3,964,599	2,460,750
Short-Term Investment — 3.8%
First American Prime Obligations Fund, Class Z, 0.09% (N)	7,423,208	7,423,208	7,423,208
Total Investments (O) — 144.3%		$320,683,363	$282,996,142
Other Assets and Liabilities, Net — (44.3)%			(86,816,376)
Total Net Assets — 100.0%			$196,179,766

First American Mortgage Funds | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Strategic Income Portfolio III (CSP)

(A)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(B)  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2010, the total fair value of these securities was $181,921,500 or 92.7% of total net assets. See note 2 in Notes to Financial Statements.

(C)  Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2010. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

(D)  Securities pledged as collateral for outstanding borrowings under a loan agreement with Massachusetts Mutual Life Insurance Company ("MMLIC"). On August 31, 2010, securities valued at $139,010,100 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$54,400,000	5.00%	$7,556

*  Interest rate as of August 31, 2010. Rate is based on the London Interbank Offered Rate ("LIBOR") plus 2.625% subject to a "floor" interest rate of 5.00% and reset monthly.

Description of collateral:

Whole Loans

150 North Pantano I, Tucson, AZ, 5.90%, 2/1/10, $3,525,000 par
8324 East Hartford Drive I, Scottsdale, AZ, 4.90%, 5/1/12, $3,220,015 par
Alliant University, Fresno, CA, 7.15%, 8/1/11, $2,749,780 par
Apple Blossom Convenience Center, Winchester, VA, 6.58%, 8/1/12, $2,150,000 par
Avalon Hills I, Omaha, NE, 6.93%, 3/1/12, $10,720,000 par
Biltmore Lakes Corporate Center, Phoenix, AZ, 6.00%, 9/1/14, $2,834,522 par
Carrier 360 I, Grand Prairie, TX, 6.40%, 7/1/10, $3,104,381 par
Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13, $2,395,892 par
Courtyards at Mesquite I, Mesquite, TX, 6.53%, 11/1/09, $7,389,373 par
El Dorado Apartments I, Tucson, AZ, 7.15%, 9/1/12, $2,479,173 par
Fairview Business Park, Salem, OR, 7.33%, 8/1/11, $7,590,028 par
First Colony Marketplace, Sugar Land, TX, 6.43%, 9/1/10, $11,700,000 par
France Avenue Business Park II, Brooklyn Center, MN, 7.40%, 10/1/12, $4,216,719 par
Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14, $1,075,780 par
Jilly's American Grill, Scottsdale, AZ, 6.88%, 9/1/10, $1,810,000 par
La Cholla Plaza I, Tucson, AZ, 3.48%, 8/1/09, $11,135,604 par
Noah's Ark Self Storage, San Antonio, TX, 6.48%, 9/1/10, $2,400,000 par
North Austin Business Center, Austin, TX, 5.65%, 11/1/11, $3,708,155 par
Outlets at Casa Grande I, Casa Grande, AZ, 6.93%, 3/1/11, $7,300,000 par
Outlets at Casa Grande II, Casa Grande, AZ, 6.90%, 3/1/11, $3,500,000 par
Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17, $4,600,000 par
Plantation Pines I, Tyler, TX, 6.59%, 2/1/10, $3,328,000 par
Silver Star Storage, Austin, TX, 6.40%, 4/1/11, $4,102,776 par
Tatum Ranch Center, Phoenix, AZ, 6.53%, 9/1/11, $3,412,535 par
Villas of Woodgate, Lansing, MI, 6.40%, 2/1/12, $3,507,071 par
Whispering Oaks I, Little Rock, AR, 6.43%, 2/1/12, $5,800,000 par

Commercial Mortgage-Backed Securities

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44, $3,600,000 par
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.32%, 4/15/41, $2,250,000 par

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

American Strategic Income Portfolio III (CSP)

Preferred Stocks

Equity Residential Properties, Series N, 10,700 shares
Kimco Realty, Series F, 163,000 shares
Kimco Realty, Series G, 114,700 shares
PS Business Parks, Series H, 26,250 shares
PS Business Parks, Series I, 94,300 shares
PS Business Parks, Series L, 7,000 shares
PS Business Parks, Series M, 26,520 shares
PS Business Parks, Series O, 100,000 shares
PS Business Parks, Series P, 8,200 shares
Public Storage, Series A, 38,000 shares
Public Storage, Series C, 30,000 shares
Public Storage, Series E, 9,300 shares
Public Storage, Series H, 40,000 shares
Public Storage, Series I, 26,520 shares
Public Storage, Series K, 17,550 shares
Public Storage, Series L, 20,000 shares
Public Storage, Series X, 74,000 shares
Public Storage, Series Z, 30,000 shares
Realty Income, Series D, 97,500 shares
Realty Income, Series E, 26,520 shares
Vornado Realty Trust, Series E, 7,400 shares
Vornado Realty Trust, Series F, 7,800 shares
Vornado Realty Trust, Series H, 163,000 shares

The fund has entered into a loan agreement with MMLIC under which MMLIC made a term loan to the fund of $54,400,000, which matures on July 31, 2011, and agreed to make revolving loans to the fund of up to $15,600,000. Loans made under the loan agreement are secured by whole loans in the fund's portfolio and bear interest at the one-month LIBOR plus 2.625% with a "floor" interest rate of 5.00%. In addition, the fund pays an annual fee of 1.28% on any unused portion of the fund's revolving loan commitment.

(E)  Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2010.

(F)  Loan has matured and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

(G)  Loan is currently in default with regards to scheduled interest and/or principal payments.

(H)  Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2010.

(I)  Participating Loan – A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

(J)  The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

(K)  Non-income producing security.

(L)  Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2010, securities valued at $36,138,327 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$25,327,000	8/23/10	0.30%	9/23/10	$1,900	(1)
3,272,000	8/9/10	0.29%	9/7/10	606	(2)
4,896,000	8/13/10	1.28%	9/14/10	3,297	(3)
$33,495,000				$5,803

*  Interest rate as of August 31, 2010. Rate is based on the LIBOR plus a spread and reset monthly.

First American Mortgage Funds | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Strategic Income Portfolio III (CSP)

Name of broker and description of collateral:

(1)  Goldman Sachs:

  Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $1,518,542 par
Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $144,208 par
Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $4,514,645 par
Federal National Mortgage Association, 6.00%, 10/1/16, $107,061 par
Federal National Mortgage Association, 5.50%, 2/1/17, $208,270 par
Federal National Mortgage Association, 5.50%, 6/1/17, $160,680 par
Federal National Mortgage Association, 5.00%, 9/1/17, $244,428 par
Federal National Mortgage Association, 5.00%, 11/1/17, $489,840 par
Federal National Mortgage Association, 6.50%, 6/1/29, $450,033 par
Federal National Mortgage Association, 7.50%, 5/1/30, $83,204 par
Federal National Mortgage Association, 8.00%, 5/1/30, $26,043 par
Federal National Mortgage Association, 8.00%, 6/1/30, $91,205 par
Federal National Mortgage Association, 5.00%, 12/1/35, $6,910,534 par
Federal National Mortgage Association, 5.00%, 7/1/39, $7,927,660 par
Federal National Mortgage Association, 5.00%, 7/1/39, $2,049,360 par

(2)  Goldman Sachs:

  Federal National Mortgage Association, 5.00%, 11/1/33, $3,227,155 par

(3)  JP Morgan:

  Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45, $6,400,000 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with JP Morgan. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

(M)  Real Estate Owned. See note 2 in the Notes to Financial Statements.

(N)  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2010. See note 3 in Notes to Financial Statements.

(O)  On August 31, 2010, the cost of investments for federal income tax purposes was $320,694,357. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$11,793,006
Gross unrealized depreciation	(49,491,221)
Net unrealized depreciation	$(37,698,215)

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

American Select Portfolio (SLA)

DESCRIPTION	DATE ACQUIRED	PAR	COST	FAIR VALUE (A)

(Percentages of each investment category relate to total net assets)
Whole Loans (B) (C) — 77.3%
Commercial Loans — 56.9%
12000 Aerospace, Clear Lake, TX, 7.18%, 1/1/15 (D)	12/22/04	$4,939,362	$4,939,362	$4,939,362
ABC Conoco, Aspen, CO, 6.65%, 11/1/11 (D)	10/31/06	3,847,327	3,847,327	3,729,064
Clear Lake Central I, Webster, TX, 6.63%, 8/1/11 (D)	7/27/06	6,955,926	6,955,926	7,025,485
Gallery Row, Tucson, AZ, 11.88%, 10/1/11 (E) (F)	9/7/06	500,000	500,208	265,684
George Gee Hummer, Liberty Lake, WA, 5.75%, 1/1/14 (D) (E)	6/30/05	2,125,000	2,125,000	1,879,654
George Gee Pontiac I, Liberty Lake, WA, 5.78%, 1/1/14 (D) (E)	6/30/05	4,675,000	4,675,000	4,138,647
George Gee Pontiac II, Liberty Lake, WA, 5.75%, 1/1/14 (E)	9/14/06	750,000	750,000	663,407
George Gee Porsche, Liberty Lake, WA, 5.75%, 1/1/14 (D) (E)	9/14/06	2,500,000	2,500,000	2,211,357
Highland Park I, Scottsdale, AZ, 6.77%, 3/1/11 (D)	2/23/06	9,204,035	9,204,035	9,204,035
Highland Park II, Scottsdale, AZ, 3.88%, 3/1/11	2/23/06	1,183,784	1,183,784	1,096,877
Kolb Plaza I, Tucson, AZ, 6.50%, 8/1/10 (D) (E) (G) (F)	7/18/07	3,520,000	3,520,000	2,286,043
Kolb Plaza II, Tucson, AZ, 9.88%, 8/1/10 (E) (G) (F)	7/18/07	440,000	440,000	177,759
Landmark Bank Center, Euless, TX, 5.85%, 9/1/15 (E)	7/1/04	3,242,424	3,242,424	3,242,424
Landmark Bank Center II, Euless, TX, 6.88%, 9/1/15 (E)	6/12/08	1,157,576	1,157,576	1,151,606
Landmark Bank Center III, Euless, TX, 8.88%, 9/1/15 (E)	3/1/10	1,550,000	1,550,000	1,550,000
Mandala Agency Building, Bend, OR, 6.38%, 6/1/17 (D) (E)	5/23/07	2,175,000	2,175,000	2,240,250
Northrop Grumman Campus I, Colorado Springs, CO, 5.93%, 12/1/09 (D) (E) (G) (H)	11/15/05	5,700,000	5,700,000	4,934,137
Northrop Grumman Campus II, Colorado Springs, CO, 13.88%, 12/1/09 (E) (G)	11/15/05	500,000	500,000	384,415
Point Plaza, Turnwater, WA, 8.43%, 1/1/11	12/14/00	5,692,515	5,692,515	5,669,454
RL Stowe Portfolio, Belmont, NC & Chattanooga, TN, 6.83%, 11/1/12 (D)	10/12/07	7,875,142	7,875,142	5,280,693
Superior Ford Dealership, Plymouth, MN, 6.43%, 7/1/17 (D)	6/28/07	4,981,193	4,981,193	5,230,253
Town Square #6, Olympia, WA, 7.40%, 9/1/12 (D)	8/2/02	3,541,205	3,541,205	3,647,441
Victory Packaging, Phoenix, AZ, 8.50%, 1/1/12 (D)	12/20/01	2,272,920	2,272,920	2,318,379
			79,328,617	73,266,426
Multifamily Loans — 20.4%
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15 (D)	8/11/03	4,254,476	4,254,476	4,467,200
Briarhill Apartments II, Eden Prairie, MN, 6.88%, 9/1/15	8/11/03	354,738	354,738	372,474
Highland House Apartments, Dallas, TX, 6.80%, 10/1/10 (D) (E)	9/10/07	2,700,000	2,700,000	2,700,000
Keystone Crossings, Springdale, AZ, 8.15%, 7/1/10 (E) (G) (I) (J)	6/27/07	4,875,000	4,875,000	2,550,337
NCH Multifamily Pool II, Oklahoma City, OK, 11.93%, 10/1/10 (E) (F)	10/1/07	5,400,000	5,407,597	3,126,600
Revere Apartments, Revere, MA, 6.28%, 3/1/12 (D)	3/8/07	1,628,403	1,628,403	1,444,063
RP Urban Partners Lot 12, Oxnard, CA, 6.90%, 3/1/12 (E)	2/23/05	2,500,000	2,500,000	2,500,000
RP Urban Partners Lot 17, Oxnard, CA, 6.90%, 3/1/12 (E)	3/1/10	2,500,000	2,500,000	2,500,000
Sheridan Pond Apartments, Tulsa, OK, 6.43%, 7/1/13 (D)	6/5/03	6,560,544	6,560,544	6,691,755
			30,780,758	26,352,429
Total Whole Loans			110,109,375	99,618,855
Corporate Notes (B) (E) — 13.1%
Fixed Rate — 13.1%
Sarofim Northwest, 6.90%, 1/1/11	12/21/07	8,181,250	8,181,250	8,181,250
Stratus Properties I, 8.75%, 12/31/14	12/28/00	5,000,000	5,000,000	5,150,000
Stratus Properties VII, 8.75%, 12/31/12	6/1/07	3,500,000	3,500,000	3,605,000
Total Corporate Notes			16,681,250	16,936,250
U.S. Government Agency Mortgage-Backed Securities (K) — 10.9%
Fixed Rate — 10.9%
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, #E93231		962,456	980,199	1,037,684
7.50%, 12/1/29, #C00896		174,762	172,177	199,118
5.00%, 5/1/39, #G05430		2,257,322	2,315,861	2,398,523

First American Mortgage Funds | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Select Portfolio (SLA)

DESCRIPTION	PAR/ SHARES	COST	FAIR VALUE (A)

Federal National Mortgage Association, 5.00%, 11/1/17, #657356	$489,840	$491,376	$524,336
6.50%, 6/1/29, #252497	578,614	575,539	642,333
7.50%, 5/1/30, #535289	46,225	44,992	52,690
8.00%, 5/1/30, #538266	14,468	14,323	16,738
5.00%, 11/1/33, #725027	2,995,137	3,060,664	3,211,036
5.00%, 7/1/39, #935588	2,714,446	2,770,798	2,886,361
4.50%, 3/1/40, #932669	2,935,817	2,964,934	3,087,348
Total U.S. Government Agency Mortgage-Backed Securities		13,390,863	14,056,167
Commercial Mortgage-Backed Securities — 16.8%
Other — 16.8%
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45 (H) (K)	6,400,000	4,137,744	6,033,125
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4, 5.91%, 9/11/38 (D) (H)	2,100,000	1,534,182	2,313,414
Series 2007-T28, Class A4, 5.74%, 9/11/42 (D)	1,456,221	1,031,505	1,598,171
Series 2007-PWR17, Class A4, 5.69%, 6/11/50	3,315,000	2,961,212	3,518,658
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44 (H)	2,000,000	1,848,081	2,137,715
GS Mortgage Securities Corporation II, Series 2006-GG8, Class A4, 5.56%, 11/10/39 (D)	3,600,000	2,526,628	3,808,800
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.32%, 4/15/41 (D) (H)	2,000,000	1,401,767	2,218,490
Total Commercial Mortgage-Backed Securities		15,441,119	21,628,373
Preferred Stocks — 21.7%
Real Estate Investment Trusts — 21.7%
AMB Property, Series L	114,820	2,167,595	2,733,864
AMB Property, Series M	8,700	222,285	204,885
AMB Property, Series O	10,228	255,700	249,947
BRE Properties, Series C	59,550	1,183,259	1,468,503
BRE Properties, Series D	28,600	675,354	700,700
Developers Diversified Realty, Series H	23,820	488,310	567,154
Developers Diversified Realty, Series I	3,830	79,856	92,724
Duke Realty, Series L	17,270	330,202	387,366
Duke Realty, Series M	47,640	952,800	1,157,652
Duke Realty, Series O	40,000	944,000	1,048,000
Equity Residential Properties, Series N (D)	49,500	950,925	1,235,025
Kimco Realty, Series G (D)	136,000	3,386,944	3,549,600
ProLogis Trust, Series F	5,000	105,000	115,900
ProLogis Trust, Series G	7,400	155,400	168,942
PS Business Parks, Series H (D)	23,820	476,400	599,073
PS Business Parks, Series I (D)	8,400	165,228	204,372
PS Business Parks, Series M (D)	23,820	490,692	597,406
PS Business Parks, Series P (D)	7,400	141,858	178,414
Public Storage, Series E (D)	38,300	914,900	959,798
Public Storage, Series I (D)	23,820	518,085	621,702
Public Storage, Series K (D)	15,700	341,475	415,422
Realty Income, Series D (D)	60,000	1,521,000	1,556,400
Realty Income, Series E (D)	78,820	1,895,012	1,998,087
Regency Centers, Series C (D)	23,820	514,988	596,691
Regency Centers, Series E (D)	46,170	1,032,215	1,093,652
UDR, Series G	13,000	299,000	324,480
Vornado Realty Trust, Series H	68,000	1,547,000	1,686,400

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

American Select Portfolio (SLA)

DESCRIPTION	SHARES	COST	FAIR VALUE (A)

Weingarten Realty Investors, Series E	130,000	$3,201,900	$3,198,000
Weingarten Realty Investors, Series D	9,000	207,000	223,650
Total Preferred Stocks		25,164,383	27,933,809
Total Unaffiliated Investments		180,786,990	180,173,454
Short-Term Investment — 1.0%
First American Prime Obligations Fund, Class Z, 0.09% (L)	1,295,483	1,295,483	1,295,483
Total Investments (M) — 140.8%		$182,082,473	$181,468,937
Other Assets and Liabilities, Net — (40.8)%			(52,615,861)
Total Net Assets — 100.0%			$128,853,076

(A)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(B)  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2010, the total fair value of these securities was $116,555,105 or 90.5% of total net assets. See note 2 in Notes to Financial Statements.

(C)  Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2010. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

(D)  Securities pledged as collateral for outstanding borrowings under a loan agreement with Massachusetts Mutual Life Insurance Company ("MMLIC"). On August 31, 2010, securities valued at $95,009,505 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$31,900,000	5.00%	$4,431
3,100,000	5.00%	430
$35,000,000		$4,861

*  Interest rate as of August 31, 2010. Rate is based on the London Interbank Offered Rate ("LIBOR") plus 2.625% subject to a "floor" interest rate of 5.00% and reset monthly.

Description of collateral:

Whole Loans

12000 Aerospace, Clear Lake, TX, 7.18%, 1/1/15, $4,939,362 par
ABC Conoco, Aspen, CO, 6.65%, 11/1/11, $3,847,327 par
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15, $4,254,476 par
Clear Lake Central I, Webster, TX, 6.63%, 8/1/11, $6,995,926 par
George Gee Hummer, Liberty Lake, WA, 5.75%, 1/1/14, $2,125,000 par
George Gee Pontiac I, Liberty Lake, WA, 5.78%, 1/1/14, $4,675,000 par
George Gee Porsche, Liberty Lake, WA, 5.75%, 1/1/14, $2,500,000 par
Highland House Apartments, Dallas, TX, 6.80%, 10/1/10, $2,700,000 par
Highland Park I, Scottsdale, AZ, 6.77%, 3/1/11, $9,204,035 par
Kolb Plaza I, Tucson, AZ, 6.50%, 8/1/10, $3,520,000 par
Mandala Agency Building, Bend, OR, 6.38%, 6/1/17, $2,175,000 par
Northrop Grumman Campus I, Colorado Springs, CO, 5.93%, 12/1/09, $5,700,000 par
Revere Apartments, Revere, MA, 6.28%, 3/1/12, $1,628,403 par
RL Stowe Portfolio, Belmont, NC & Chattanooga, TN, 6.83%, 11/1/12, $7,875,142 par
Sheridan Pond Apartments, Tulsa, OK, 6.43%, 7/1/13, $6,560,544 par
Superior Ford Dealership, Plymouth, MN, 6.43%, 7/1/17, $4,981,193 par
Town Square #6, Olympia, WA, 7.40%, 9/1/12, $3,541,205 par
Victory Packaging, Phoenix, AZ, 8.50%, 1/1/12, $2,272,920 par

First American Mortgage Funds | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Select Portfolio (SLA)

Commercial Mortgage-Backed Securities

Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4, 5.91%, 9/11/38, $2,100,000 par
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A4, 5.74%, 9/11/42, $1,456,221 par
GS Mortgage Securities Corporation II, Series 2006-GG8, Class A4, 5.56%, 11/10/39, $3,600,000 par
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.32%, 4/15/41, $2,000,000 par

Preferred Stocks

Equity Residential Properties, Series N, 49,500 shares
Kimco Realty, Series G, 78,200 shares
PS Business Parks, Series H, 23,820 shares
PS Business Parks, Series I, 8,400 shares
PS Business Parks, Series M, 23,820 shares
PS Business Parks, Series P, 7,400 shares
Public Storage, Series E, 38,300 shares
Public Storage, Series I, 23,820 shares
Public Storage, Series K, 15,700 shares
Realty Income, Series D, 60,000 shares
Realty Income, Series E, 23,820 shares
Regency Centers, Series C, 23,820 shares
Regency Centers, Series E, 46,170 shares

The fund has entered into a loan agreement with MMLIC under which MMLIC made a term loan to the fund of $31,900,000, which matures on July 31, 2011, and agreed to make revolving loans to the fund of up to $9,100,000. Loans made under the loan agreement are secured by whole loans in the fund's portfolio and bear interest at the one-month LIBOR plus 2.625% with a "floor" interest rate of 5.00%. In addition, the fund pays an annual fee of 1.28% on any unused portion of the fund's revolving loan commitment.

(E)  Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2010.

(F)  Loan is currently in default with regards to scheduled interest and/or principal payments.

(G)  Loan has matured and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

(H)  Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2010.

(I)  Participating Loan – A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

(J)  The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

(K)  Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2010, securities valued at $20,089,292 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$7,494,000	8/23/10	0.30%	9/23/10	$562	(1)
5,789,000	8/09/10	0.29%	9/07/10	1,073	(2)
4,896,000	8/13/10	1.28%	9/14/10	3,297	(3)
$18,179,000				$4,932

*  Interest rate as of August 31, 2010. Rate is based on LIBOR plus a spread and reset monthly.

Name of broker and description of collateral:

(1)  Goldman Sachs:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $962,456 par
Federal Home Loan Mortgage Corporation, 7.50%, 12/1/29, $174,762 par
Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $2,257,322 par
Federal National Mortgage Association, 5.00%, 11/1/17, $489,840 par
Federal National Mortgage Association, 5.50%, 6/1/29, $578,614 par
Federal National Mortgage Association, 7.50%, 5/1/30, $46,225 par
Federal National Mortgage Association, 8.00%, 5/1/30, $14,468 par
Federal National Mortgage Association, 4.50%, 3/1/40, $2,935,817 par

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

American Select Portfolio (SLA)

(2)  Goldman Sachs:
Federal National Mortgage Association, 5.00%, 11/1/33, $2,995,137 par
Federal National Mortgage Association, 5.00%, 7/1/39, $2,714,446 par

(3)  JP Morgan:
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45, $6,400,000 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with JP Morgan. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

(L)  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2010. See note 3 in Notes to Financial Statements.

(M)  On August 31, 2010, the cost of investments for federal income tax purposes was $182,090,900. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$10,801,273
Gross unrealized depreciation	(11,423,236)
Net unrealized depreciation	$(621,963)

First American Mortgage Funds | 2010 Annual Report

Statements of Assets and Liabilities | August 31, 2010

	ASP	BSP	CSP	SLA
Assets:
Unaffiliated investments, at fair value (Cost: $64,523,645, $261,374,893, $309,295,556, $180,786,990) (note 2)	$71,200,425	$247,974,215	$273,112,184	$180,173,454
Affiliated money market fund, at fair value (Cost: $1,117,240, $1,033,524, $7,423,208, $1,295,483) (note 3)	1,117,240	1,033,524	7,423,208	1,295,483
Real estate owned, at fair value (Cost: $0, $0, $3,964,599, $0) (note 2)	—	—	2,460,750	—
Receivable for accrued dividends and interest	370,109	1,364,033	1,375,994	881,026
Prepaid expenses and other assets	54,778	235,572	316,489	164,262
Total assets	72,742,552	250,607,344	284,688,625	182,514,225
Liabilities:
Payable under loan agreement (note 2)	11,000,000	45,800,000	54,400,000	35,000,000
Payable for reverse repurchase agreements (note 2)	5,300,000	31,366,000	33,495,000	18,179,000
Bank overdraft	98,347	325,706	376,790	304,686
Payable for investment advisory fees (note 3)	23,657	68,591	67,803	54,386
Payable for administrative fees (note 3)	11,859	36,644	41,547	27,193
Payable for professional fees	26,482	30,849	25,958	26,482
Payable for transfer agent fees	1,392	1,978	2,088	1,609
Payable for interest expense	2,013	17,077	13,359	9,793
Payable for other expenses	3,344	56,182	86,314	58,000
Total liabilities	16,467,094	77,703,027	88,508,859	53,661,149
Net assets applicable to outstanding capital stock	$56,275,458	$172,904,317	$196,179,766	$128,853,076
Composition of net assets:
Capital stock and additional paid-in capital	$50,853,793	$197,005,320	$253,072,340	$135,210,377
Distributions in excess of net investment income	(5,185)	(49,724)	(1,856,286)	(570,180)
Accumulated net realized loss on investments	(1,249,930)	(10,650,601)	(17,349,067)	(5,173,585)
Net unrealized appreciation (depreciation) of investments	6,676,780	(13,400,678)	(37,687,221)	(613,536)
Total–representing net assets applicable to capital stock	$56,275,458	$172,904,317	$196,179,766	$128,853,076
Net asset value and market price of capital stock:
Net assets applicable to capital stock	$56,275,458	$172,904,317	$196,179,766	$128,853,076
Shares outstanding (authorized 1 billion shares of each fund of $0.01 par value)	4,231,331	15,985,741	21,356,023	10,662,195
Net asset value per share	$13.30	$10.82	$9.19	$12.09
Market price per share	$13.00	$10.14	$8.67	$12.18

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

Statements of Operations | For the year ended August 31, 2010

	ASP	BSP	CSP	SLA
Investment Income:
Interest from unaffiliated investments	$3,985,626	$12,705,563	$11,136,715	$9,980,708
Dividends from unaffiliated investments	946,607	1,904,014	3,210,055	1,572,291
Participating income from investments no longer held (note 2)	—	—	500,690	320,359
Dividends from affiliated money market fund	1,285	2,563	5,084	2,270
Net operating income (loss) from real estate owned (note 2)	—	169,330	(243,959)	—
Total investment income	4,933,518	14,781,470	14,608,585	11,875,628
Expenses (note 3):
Investment advisory fees	302,744	898,856	965,795	653,865
Interest expense	619,753	2,842,424	3,417,323	2,271,408
Administrative fees	135,509	444,151	528,170	326,932
Custodian fees	11,120	33,724	43,233	26,777
Mortgage servicing fees	41,780	106,576	125,215	95,896
Professional fees	63,243	63,163	63,099	63,243
Postage and printing fees	12,565	23,325	29,518	19,656
Transfer agent fees	16,238	18,902	19,470	17,245
Listing fees	23,753	25,191	25,592	23,753
Directors' fees	32,117	32,119	32,120	32,119
Insurance fees	13,826	13,815	13,848	13,826
Pricing fees	20,334	20,334	20,356	20,334
Other expenses	25,375	37,691	45,050	31,563
Total expenses	1,318,357	4,560,271	5,328,789	3,596,617
Less: Fee reimbursements (note 3)	(1,169)	(3,041)	(3,522)	(2,578)
Less: Indirect payments from custodian (note 3)	(4)	(11)	(91)	(26)
Total net expenses	1,317,184	4,557,219	5,325,176	3,594,013
Net investment income	3,616,334	10,224,251	9,283,409	8,281,615
Net realized and unrealized gains (losses) on investments (notes 2 and 4):
Net realized gain (loss) on investments	57,355	(849,267)	(159,853)	254,309
Net realized loss on real estate owned	—	(845,904)	—	—
Net change in unrealized appreciation or depreciation of investments	4,983,525	1,307,827	(18,469,834)	2,431,012
Net gain (loss) on investments	5,040,880	(387,344)	(18,629,687)	2,685,321
Net increase (decrease) in net assets resulting from operations	$8,657,214	$9,836,907	$(9,346,278)	$10,966,936

First American Mortgage Funds | 2010 Annual Report

Statements of Changes in Net Assets

	ASP		BSP
	Year Ended 8/31/10	Year Ended 8/31/09	Year Ended 8/31/10	Year Ended 8/31/09
Operations:
Net investment income	$3,616,334	$3,408,839	$10,224,251	$12,544,863
Net realized gain (loss) on investments	57,355	(706,602)	(849,267)	(2,056,209)
Net realized loss on real estate owned	—	—	(845,904)	—
Net change in unrealized appreciation or depreciation of investments	4,983,525	3,691,282	1,307,827	(1,303,151)
Net increase (decrease) in net assets resulting from operations	8,657,214	6,393,519	9,836,907	9,185,503
Distributions to shareholders (note 2):
From net investment income	(3,542,582)	(3,234,304)	(10,503,778)	(11,669,592)
From net realized gain on investments	—	—	—	—
From return of capital	(1,496,933)	(87,291)	(7,959,755)	—
Total distributions	(5,039,515)	(3,321,595)	(18,463,533)	(11,669,592)
Capital share transactions:
Net proceeds from sale of shares	—	—	893	—
Total increase (decrease) in net assets	3,617,699	3,071,924	(8,625,733)	(2,484,089)
Net assets at beginning of period	52,657,759	49,585,835	181,530,050	184,014,139
Net assets at end of period	$56,275,458	$52,657,759	$172,904,317	$181,530,050
Undistributed (distributions in excess of) net investment income	$(5,185)	$(1,147)	$(49,724)	$235,784

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

	CSP		SLA
	Year Ended 8/31/10	Year Ended 8/31/09	Year Ended 8/31/10	Year Ended 8/31/09
Operations:
Net investment income	$9,283,409	$15,578,518	$8,281,615	$9,287,239
Net realized gain (loss) on investments	(159,853)	(11,409,043)	254,309	(1,439,055)
Net realized loss on real estate owned	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(18,469,834)	112,282	2,431,012	358,244
Net increase (decrease) in net assets resulting from operations	(9,346,278)	4,281,757	10,966,936	8,206,428
Distributions to shareholders (note 2):
From net investment income	(10,926,078)	(14,809,841)	(8,810,584)	(9,218,893)
From net realized gain on investments	—	—	—	(32,960)
From return of capital	(11,433,679)	(1,527,519)	(4,719,742)	(4,000)
Total distributions	(22,359,757)	(16,337,360)	(13,530,326)	(9,255,853)
Capital share transactions:
Net proceeds from sale of shares	—	—	—	—
Total increase (decrease) in net assets	(31,706,035)	(12,055,603)	(2,563,390)	(1,049,425)
Net assets at beginning of period	227,885,801	239,941,404	131,416,466	132,465,891
Net assets at end of period	$196,179,766	$227,885,801	$128,853,076	$131,416,466
Undistributed (distributions in excess of) net investment income	$(1,856,286)	$(113,993)	$(570,180)	$(3,600)

First American Mortgage Funds | 2010 Annual Report

Statements of Cash Flows | For the year ended August 31, 2010

	ASP	BSP	CSP	SLA
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$8,657,214	$9,836,907	$(9,346,278)	$10,966,936
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(3,783,134)	(21,550,032)	(28,205,038)	(21,777,685)
Proceeds from paydowns and sales of investments	6,667,125	21,986,891	36,727,946	26,598,010
Net purchases/sales of short-term investments	(279,724)	1,166,962	(4,822,778)	(30,220)
Net amortization/accretion of bond discount and premium	(97,436)	(149,986)	(72,800)	(157,235)
Net change in unrealized appreciation or depreciation of investments	(4,983,525)	(1,307,827)	18,469,834	(2,431,012)
Net realized gain (loss) on investments	(57,355)	1,695,171	159,853	(254,309)
Decrease in receivable for accrued interest and dividends	15,106	267,614	1,987,981	607,335
Decrease in prepaid expenses and other assets	46,139	238,713	240,548	162,463
Increase (decrease) in accrued fees and expenses	(294)	9,072	(115,180)	(36,991)
Net cash provided by operating activities	6,184,116	12,193,485	15,024,088	13,647,292
Cash flows from financing activities:
Net payments from borrowings under loan agreement	—	(1,700,000)	(10,300,000)	(6,000,000)
Net proceeds (payments) from reverse repurchase agreements	(1,168,000)	7,905,000	17,554,054	5,762,000
Distributions paid to shareholders	(5,039,515)	(18,463,533)	(22,359,757)	(13,530,326)
Net proceeds from sale of shares	—	893	—	—
Net cash used in financing activities	(6,207,515)	(12,257,640)	(15,105,703)	(13,768,326)
Net decrease in cash	(23,399)	(64,155)	(81,615)	(121,034)
Bank overdraft at beginning of period	(74,948)	(261,551)	(295,175)	(183,652)
Bank overdraft at end of period	$(98,347)	$(325,706)	$(376,790)	$(304,686)
Supplemental disclosure of cash flow information: Cash paid for interest	$620,326	$2,837,697	$3,415,797	$2,270,154

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

Financial Highlights

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

ASP

	Year Ended August 31,
	2010	2009	2008	2007	2006
Per-Share Data
Net asset value, beginning of period	$12.44	$11.72	$11.96	$12.07	$12.36
Operations:
Net investment income	0.85	0.81	0.80	0.80	0.82
Net realized and unrealized gains (losses) on investments	1.20	0.70	(0.26)	(0.07)	(0.37)
Total from operations	2.05	1.51	0.54	0.73	0.45
Distributions to shareholders:
From net investment income	(0.84)	(0.77)	(0.75)	(0.84)	(0.74)
From return of capital	(0.35)	(0.02)	(0.03)	—	—
Total distributions	(1.19)	(0.79)	(0.78)	(0.84)	(0.74)
Net asset value, end of period	$13.30	$12.44	$11.72	$11.96	$12.07
Market value, end of period	$13.00	$10.75	$9.75	$11.41	$10.94
Selected Information
Total return, net asset value [1]	17.33%	13.89%	4.62%	6.14%	3.73%
Total return, market value [2]	33.60%	20.61%	(8.00)%	12.19%	3.18%
Net assets at end of period (in millions)	$56	$53	$50	$51	$51
Ratio of expenses to average weekly net assets before fee reimbursements	2.43%	2.81%	3.07%	3.27%	2.10%
Ratio of expenses to average weekly net assets after fee reimbursements	2.43%	2.81%	3.06%	3.26%	2.10%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.29%	1.41%	1.33%	1.33%	1.02%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.65%	7.19%	6.70%	6.56%	6.76%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.65%	7.19%	6.71%	6.57%	6.76%
Portfolio turnover rate [3]	6%	22%	18%	22%	14%
Amount of borrowings outstanding at end of period (in millions)	$16	$17	$16	$19	$17
Per-share amount of borrowings outstanding at end of period	$3.85	$4.13	$3.81	$4.59	$4.01
Per-share amount of net assets, excluding borrowings, at end of period	$17.15	$16.57	$15.53	$16.55	$16.08
Asset coverage ratio [4]	445%	401%	407%	360%	401%

1  Assumes reinvestment of distributions at net asset value.

2  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

3  The portfolio turnover rate for August 31, 2007 and August 31, 2006 has been revised to exclude maturities of investments that had been extended prior to their original maturity dates.

4  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

Financial Highlights

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

BSP

	Year Ended August 31,
	2010	2009	2008	2007	2006
Per-Share Data
Net asset value, beginning of period	$11.36	$11.51	$12.02	$11.92	$12.15
Operations:
Net investment income	0.64	0.78	0.74	0.80	0.93
Net realized and unrealized gains (losses) on investments	(0.02)	(0.20)	(0.46)	0.14	(0.23)
Total from operations	0.62	0.58	0.28	0.94	0.70
Distributions to shareholders:
From net investment income	(0.66)	(0.73)	(0.69)	(0.84)	(0.93)
From return of capital	(0.50)	—	(0.10)	—	—
Total distributions	(1.16)	(0.73)	(0.79)	(0.84)	(0.93)
Net asset value, end of period	$10.82	$11.36	$11.51	$12.02	$11.92
Market value, end of period	$10.14	$9.71	$9.80	$11.32	$10.76
Selected Information
Total return, net asset value [1]	5.64%	5.57%	2.25%	8.06%	6.02%
Total return, market value [2]	16.91%	8.04%	(6.80)%	13.18%	1.34%
Net assets at end of period (in millions)	$173	$182	$184	$192	$191
Ratio of expenses to average weekly net assets before fee reimbursements	2.56%	2.86%	2.95%	2.57%	3.01%
Ratio of expenses to average weekly net assets after fee reimbursements	2.56%	2.86%	2.95%	2.56%	3.01%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	0.96%	1.06%	0.98%	0.99%	2.05%
Ratio of net investment income to average weekly net assets before fee reimbursements	5.74%	7.23%	6.19%	6.56%	7.80%
Ratio of net investment income to average weekly net assets after fee reimbursements	5.74%	7.23%	6.19%	6.57%	7.80%
Portfolio turnover rate [3]	9%	19%	43%	30%	24%
Amount of borrowings outstanding at end of period (in millions)	$77	$71	$63	$73	$56
Per-share amount of borrowings outstanding at end of period	$4.82	$4.44	$3.92	$4.58	$3.48
Per-share amount of net assets, excluding borrowings, at end of period	$15.64	$15.80	$15.43	$16.60	$15.40
Asset coverage ratio [4]	324%	356%	394%	362%	443%

1  Assumes reinvestment of distributions at net asset value.

2  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

3  The portfolio turnover rate for August 31, 2007 and August 31, 2006 has been revised to exclude maturities of investments that had been extended prior to their original maturity dates.

4  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

CSP

	Year Ended August 31,
	2010	2009	2008	2007	2006
Per-Share Data
Net asset value, beginning of period	$10.67	$11.24	$12.06	$12.04	$12.08
Operations:
Net investment income	0.43	0.73	0.87	1.18	1.01
Net realized and unrealized gains (losses) on investments	(0.86)	(0.53)	(0.72)	0.09	(0.26)
Total from operations	(0.43)	0.20	0.15	1.27	0.75
Distributions to shareholders:
From net investment income	(0.51)	(0.70)	(0.96)	(1.18)	(0.79)
From net realized gain on investments	—	—	—	(0.07)	—
From return of capital	(0.54)	(0.07)	(0.01)	—	—
Total distributions	(1.05)	(0.77)	(0.97)	(1.25)	(0.79)
Net asset value, end of period	$9.19	$10.67	$11.24	$12.06	$12.04
Market value, end of period	$8.67	$8.83	$9.77	$11.35	$11.20
Selected Information
Total return, net asset value [1]	(4.26)%	1.98%	1.17%	10.97%	6.45%
Total return, market value [2]	10.25%	(0.88)%	(5.78)%	12.44%	8.60%
Net assets at end of period (in millions)	$196	$228	$240	$257	$257
Ratio of expenses to average weekly net assets before fee reimbursements	2.52%	2.75%	2.80%	2.29%	2.20%
Ratio of expenses to average weekly net assets after fee reimbursements	2.52%	2.75%	2.80%	2.28%	2.20%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	0.90%	1.03%	1.00%	1.09%	0.96%
Ratio of net investment income to average weekly net assets before fee reimbursements	4.38%	6.92%	7.34%	9.67%	8.39%
Ratio of net investment income to average weekly net assets after fee reimbursements	4.38%	6.92%	7.34%	9.68%	8.39%
Portfolio turnover rate [3]	10%	16%	5%	36%	48%
Amount of borrowings outstanding at end of period (in millions)	$88	$81	$77	$65	$54
Per-share amount of borrowings outstanding at end of period	$4.12	$3.78	$3.62	$3.04	$2.54
Per-share amount of net assets, excluding borrowings, at end of period	$13.31	$14.45	$14.86	$15.10	$14.58
Asset coverage ratio [4]	323%	383%	410%	496%	575%

1  Assumes reinvestment of distributions at net asset value.

2  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

3  The portfolio turnover rate for August 31, 2007 and August 31, 2006 has been revised to exclude maturities of investments that had been extended prior to their original maturity dates.

4  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

First American Mortgage Funds | 2010 Annual Report

Financial Highlights

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

SLA

	Year Ended August 31,
	2010	2009	2008	2007	2006
Per-Share Data
Net asset value, beginning of period	$12.33	$12.42	$13.00	$13.12	$13.57
Operations:
Net investment income	0.78	0.87	0.92	0.94	0.93
Net realized and unrealized gains (losses) on investments	0.25	(0.09)	(0.61)	0.08	(0.15)
Total from operations	1.03	0.78	0.31	1.02	0.78
Distributions to shareholders:
From net investment income	(0.83)	(0.87)	(0.84)	(1.04)	(1.09)
From net realized gain on investments	—	— [5]	(0.05)	(0.10)	(0.14)
From return of capital	(0.44)	— [5]	—	—	—
Total distributions	(1.27)	(0.87)	(0.89)	(1.14)	(1.23)
Net asset value, end of period	$12.09	$12.33	$12.42	$13.00	$13.12
Market value, end of period	$12.18	$10.64	$10.64	$12.37	$12.12
Selected Information
Total return, net asset value [1]	8.73%	6.93%	2.44%	8.13%	6.12%
Total return, market value [2]	27.56%	9.94%	(7.06)%	11.65%	7.86%
Net assets at end of period (in millions)	$129	$131	$132	$139	$140
Ratio of expenses to average weekly net assets before fee reimbursements	2.75%	2.93%	3.14%	2.73%	2.17%
Ratio of expenses to average weekly net assets after fee reimbursements	2.75%	2.93%	3.14%	2.72%	2.17%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.02%	1.05%	1.02%	1.02%	0.89%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.33%	7.43%	7.24%	7.21%	7.11%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.33%	7.43%	7.24%	7.22%	7.11%
Portfolio turnover rate [3]	12%	13%	19%	20%	30%
Amount of borrowings outstanding at end of period (in millions)	$53	$53	$45	$41	$32
Per-share amount of borrowings outstanding at end of period	$4.99	$5.01	$4.24	$3.88	$2.96
Per-share amount of net assets, excluding borrowings, at end of period	$17.08	$17.34	$16.66	$16.88	$16.08
Asset coverage ratio [4]	342%	346%	393%	434%	543%

1  Assumes reinvestment of distributions at net asset value.

2  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

3  The portfolio turnover rate for August 31, 2007 and August 31, 2006 has been revised to exclude maturities of investments that had been extended prior to their original maturity dates.

4  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

5  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds | 2010 Annual Report

Notes to Financial Statements

(1) Organization
   American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. II ("BSP"), American Strategic Income Portfolio Inc. III ("CSP"), and American Select Portfolio Inc. ("SLA") (the "funds") are registered under the Investment Company Act of 1940 (as amended) as diversified, closed-end management investment companies. The funds emphasize investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. They may also invest in U.S. Government securities, corporate debt securities, and preferred stock issued by real estate investment trusts. In addition, the funds may borrow using reverse repurchase agreements and credit facilities. Fund shares are listed on the New York Stock Exchange under the symbols ASP, BSP, CSP, and SLA, respectively.

(2) Summary of Significant Accounting Policies
   Security Valuations

The funds' investments in whole loans (single family, multifamily, and commercial), are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the funds' board of directors. Pursuant to these procedures, these investments are initially fair valued at cost as this approximates fair value and adjusted using a FAF Advisors, Inc. ("FAF Advisors") pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans as the case may be. Changes in prevaling interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. The results of the pricing model may be further subject to price floors given the intrinsic values of the underlying properties subject to the loans and ceilings due to the illiquid nature of the loans. FAF Advisors has modified, and may in the future modify, price floors, price ceilings, and other factors contained in the model in light of changing economic and market conditions. Such modifications will affect the funds' net asset value.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly. Although FAF Advisors believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans can only be determined in negotiations between the funds and third parties.

Security valuations for the funds' investments (other than whole loans) are generally furnished by an independent pricing service that has been approved by the funds' board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask price will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

First American Mortgage Funds | 2010 Annual Report

Notes to Financial Statements

The following investment vehicles, when held by a fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities and indices traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts, swaps, and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the funds' board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing.

In accordance with the valuation procedures adopted by the funds' board of directors, real estate acquired through foreclosure, if any, is initially valued similar to defaulted multifamily and commercial whole loans. The value is subsequently revised to an estimated market value, as determined by independent third party appraisals, less estimated selling costs.

As of August 31, 2010, the funds held internally fair valued securities as follows:

Fund	Fair Value	Percentage of Total Net Assets
ASP	$35,587,607	63.2%
BSP	162,040,681	93.7
CSP	181,921,500	92.7
SLA	116,555,105	90.5

Generally accepted accounting principles ("GAAP") require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities that are not traded in any organized market, or for which there are significant unobservable fair value inputs available such as the funds' investments in whole loans.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

First American Mortgage Funds | 2010 Annual Report

As of August 31, 2010, each fund's investments were classified as follows:

Fund	Level 1	Level 2	Level 3	Total Fair Value
ASP
Whole Loans	$—	$—	$31,982,607	$31,982,607
Commercial Mortgage-Backed Securities	—	15,410,935	—	15,410,935
Preferred Stocks	14,444,335	—	—	14,444,335
U.S. Government Agency Mortgage-Backed Securities	—	5,757,548	—	5,757,548
Corporate Note	—	—	3,605,000	3,605,000
Short-Term Investment	1,117,240	—	—	1,117,240
Total Investments	$15,561,575	$21,168,483	$35,587,607	$72,317,665
BSP
Whole Loans	$—	$—	$140,289,069	$140,289,069
Commercial Mortgage-Backed Securities	—	32,400,403	—	32,400,403
Preferred Stocks	32,375,949	—	—	32,375,949
Corporate Notes	—	—	21,751,612	21,751,612
U.S. Government Agency Mortgage-Backed Securities	—	21,157,182	—	21,157,182
Short-Term Investment	1,033,524	—	—	1,033,524
Total Investments	$33,409,473	$53,557,585	$162,040,681	$249,007,739
CSP
Whole Loans	$—	$—	$158,210,375	$158,210,375
Preferred Stocks	50,961,881	—	—	50,961,881
U.S. Government Agency Mortgage-Backed Securities	—	30,312,739	—	30,312,739
Corporate Notes	—	—	21,250,375	21,250,375
Commercial Mortgage-Backed Securities	—	12,376,814	—	12,376,814
Short-Term Investment	7,423,208	—	—	7,423,208
Real Estate Owned	—	—	2,460,750	2,460,750
Private Mortgage-Backed Security	—	—	—	—
Total Investments	$58,385,089	$42,689,553	$181,921,500	$282,996,142
SLA
Whole Loans	$—	$—	$99,618,855	$99,618,855
Preferred Stocks	27,933,809	—	—	27,933,809
Commercial Mortgage-Backed Securities	—	21,628,373	—	21,628,373
Corporate Notes	—	—	16,936,250	16,936,250
U.S. Government Agency Mortgage-Backed Securities	—	14,056,167	—	14,056,167
Short-Term Investment	1,295,483	—	—	1,295,483
Total Investments	$29,229,292	$35,684,540	$116,555,105	$181,468,937

First American Mortgage Funds | 2010 Annual Report

Notes to Financial Statements

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Fund	Whole Loans	Corporate Notes	Private Mortgage- Backed Security	Real Estate Owned	Total Fair Value
ASP
Balance as of August 31, 2009	$35,031,543	$3,570,000	$—	$—	$38,601,543
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	11,085	—	—	—	11,085
Net change in unrealized appreciation or depreciation	608,565	35,000	—	—	643,565
Net purchases (sales)	(3,668,586)	—	—	—	(3,668,586)
Balance as of August 31, 2010	$31,982,607	$3,605,000	$—	$—	$35,587,607
Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2010	$643,750	$35,000	$—	$—	$678,750
BSP
Balance as of August 31, 2009	$148,172,669	$21,941,845	$—	$—	$170,114,514
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	221	—	—	(845,904)	(845,683)
Net change in unrealized appreciation or depreciation	(11,287,037)	(190,233)	—	—	(11,477,270)
Net purchases (sales)	6,882,894	—	—	(2,633,774)	4,249,120
Transfers between categories (note 2)	(3,479,678)	—	—	3,479,678	—
Balance as of August 31, 2010	$140,289,069	$21,751,612	$—	$—	$162,040,681
Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2010	$(11,287,038)	$(190,233)	$—	$—	$(11,477,271)
CSP
Balance as of August 31, 2009	$212,723,757	$25,541,182	$—	$—	$238,264,939
Accrued discounts/premiums	—	—	2,846	—	2,846
Realized gain (loss)	(207,630)	—	(16,045)	—	(223,675)
Net change in unrealized appreciation or depreciation	(28,929,303)	(290,807)	13,199	(228,849)	(29,435,760)
Net purchases (sales)	(22,401,449)	(4,000,000)	—	(285,401)	(26,686,850)
Transfers between categories (note 2)	(2,975,000)	—	—	2,975,000	—
Balance as of August 31, 2010	$158,210,375	$21,250,375	$—	$2,460,750	$181,921,500
Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2010	$(28,927,323)	$(290,807)	$13,199	$(228,849)	$(29,433,780)
SLA
Balance as of August 31, 2009	$116,131,075	$17,014,875	$—	$—	$133,145,950
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Net change in unrealized appreciation or depreciation	(4,820,199)	(78,625)	—	—	(4,898,824)
Net purchases (sales)	(11,692,021)	—	—	—	(11,692,021)
Balance as of August 31, 2010	$99,618,855	$16,936,250	$—	$—	$116,555,105
Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2010	$(6,143,570)	$(78,625)	$—	$—	$(6,222,195)

First American Mortgage Funds | 2010 Annual Report

During the fiscal year ended August 31, 2010, the funds recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using beginning of period values.

Security Transactions and Investment Income

For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

Distributions to Shareholders

As previously disclosed in the funds' August 31, 2009 annual shareholder report, the funds' board of directors has adopted a level distribution policy effective with the December 2009 distribution. Distributions under the policy are expected to consist primarily of net investment income and a return of capital, although the exact tax characteristics of the funds' distributions in any fiscal year will not be known until after the end of the funds' fiscal year. A return of capital represents a return of a shareholder's original investment in the fund's shares, and should not be confused with a dividend yield. The level distribution policy is subject to suspension, revision or termination at any time without notice to shareholders. Under this policy, the funds are currently paying a fixed monthly distribution to shareholders as follows:

	ASP	BSP	CSP	SLA
Monthly distribution per share	$0.109	$0.105	$0.098	$0.116

The funds will provide a notice, as required by Section 19(a) of the Investment Company Act of 1940, as amended, for any distribution that does not consist solely of net investment income. Any such notice will provide information regarding the estimated amounts of the distribution derived from net investment income, net realized capital gains and return of capital. Such notices will be for informational purposes only and the amounts indicated in such notices likely will differ from the ultimate federal income tax characterization of distributions reported to shareholders on Form 1099-DIV after year end.

Distributions are payable in cash or, pursuant to the funds' dividend reinvestment plans, reinvested in additional shares of the funds' capital stock. Under each fund's plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the funds will issue new shares at a discount of up to 5% from the current market price.

The funds receive substantial distributions from holdings in real estate investment trusts ("REITs"). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the funds must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to a fund's shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

Federal Taxes

Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required. Each fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any

First American Mortgage Funds | 2010 Annual Report

Notes to Financial Statements

federal excise taxes. As of August 31, 2010, the funds did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred wash sale losses, paydown gains and losses, tax mark-to-market adjustments under Section 311(e) of the Taxpayer relief Act of 1997, tax deductions for real estate owned, and investments in REITS. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statement of Assets and Liabilities, the following reclassifications were made:

	ASP	BSP	CSP	SLA
Undistributed net investment income	$1,419,143	$7,953,774	$11,334,055	$4,682,131
Accumulated net realized gain (loss)	318,783	5,981	(101,011)	33,610
Additional paid-in capital (reduction)	(1,737,926)	(7,959,755)	(11,233,044)	(4,715,741)

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the funds.

The character of distributions paid during the fiscal years ended August 31, 2010 and August 31, 2009, were as follows:

	ASP		BSP
	8/31/10	8/31/09	8/31/10	8/31/09
Distributions paid from:
Ordinary income	$3,542,582	$3,234,304	$10,503,778	$11,669,592
Long-term capital gains	—	—	—	—
Return of capital	1,496,933	87,291	7,959,755	—
Total	$5,039,515	$3,321,595	$18,463,533	$11,669,592
	CSP		SLA
	8/31/10	8/31/09	8/31/10	8/31/09
Distributions paid from:
Ordinary income	$10,926,078	$14,809,841	$8,810,584	$9,218,893
Long-term capital gains	—	—	—	32,960
Return of capital	11,433,679	1,527,519	4,719,742	4,000
Total	$22,359,757	$16,337,360	$13,530,326	$9,255,853

The funds also designate as distributions of long-term capital gains, to the extent necessary to fully distribute those gains, earnings and profits distributed to shareholders on their redemption of shares.

As of August 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

	ASP	BSP	CSP	SLA
Undistributed ordinary income	$—	$—	$—	$—
Accumulated capital and post-October losses	(1,246,594)	(10,589,703)	(17,338,020)	(5,165,158)
Unrealized appreciation (depreciation)	6,673,444	(13,461,576)	(37,698,215)	(621,963)
Other accumulated gain (loss)	(5,185)	(49,724)	(1,856,339)	(570,180)
Accumulated earnings (deficit)	$5,421,665	$(24,101,003)	$(56,892,574)	$(6,357,301)

First American Mortgage Funds | 2010 Annual Report

The difference between book and tax basis unrealized appreciation (depreciation) at August 31, 2010, is attributable to adjustments for REITs, tax deferral of losses on wash sales, and a one-time tax election whereby the funds marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

For federal income tax purposes, the following funds had capital loss carryovers as of August 31, 2010, which, if not offset by subsequent capital gains, will expire on the funds' fiscal year-ends as follows:

	Expiration
Fund	2011	2012	2013	2014	2015	2016	2017	2018	Total
ASP	$—	$—	$—	$—	$—	$—	$598,203	$648,391	$1,246,594
BSP	—	—	—	2,858,586	—	133,712	4,187,382	2,208,521	9,388,201
CSP	—	—	—	—	551,492	381,985	5,238,593	2,790,093	8,962,163
SLA	—	—	—	—	—	—	3,850,183	1,314,975	5,165,158

For the year ended August 31, 2010, ASP had $267,385 of capital loss carryover expired unused.

The fund's incurred a loss for tax purposes for the period from November 1, 2009 to August 31, 2010. As permitted by tax regulations, the funds intend to elect to defer and treat the losses as arising in the fiscal year ending August 31, 2011. The deferred losses were as follows:

Fund	Amount
ASP	$—
BSP	1,201,502
CSP	8,375,857
SLA	—

Whole Loans

Whole loans may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. The funds may invest in single family, multifamily, and commercial loans. Each fund currently limits its investment in commercial loans to 50% of its total assets. A participating loan is a whole loan which contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. CSP and SLA received income during the period from participating loans on which the mortgage obligation had previously been fully repaid. An outstanding participating loan agreement may provide excess cash flow and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

At August 31, 2010, BSP had 1 multifamily loan representing 2.34% of total net assets and 6.35% of total multifamily loans outstanding and 1 commercial loan representing 2.95% of total net assets and 6.68% of commercial loans outstanding that were 120 or more days delinquent as to the timely monthly payment of principal and interest. At August 31, 2010, no single family loans in BSP were 120 or more days delinquent.

At August 31, 2010, CSP had 6 multifamily loans representing 6.08% of total net assets and 20.48% of total multifamily loans outstanding and 9 commercial loans representing 12.93% of total net assets and 25.38% of total commercial loans outstanding that were 120 or more days delinquent as to the timely monthly payment of principal and interest.

At August 31, 2010, SLA had 1 multifamily loan representing 2.43% of total net assets and 11.86% of total multifamily loans outstanding and 3 commercial loans representing 2.12% of total net assets and 3.73% of total

First American Mortgage Funds | 2010 Annual Report

Notes to Financial Statements

commercial loans outstanding that were 120 or more days delinquent as to the timely monthly payment of principal and interest.

At August 31, 2010, no loans were delinquent in ASP.

The funds may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the funds may suffer a loss.

Real estate may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The funds may receive rental or other income as a result of holding real estate. In addition, the funds may incur expenses associated with maintaining or improving any real estate owned. Real estate income is recorded on a net basis in the income section of the funds' Statement of Operations. Capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale. As of August 31, 2010, CSP held real estate owned through foreclosure as follows:

Fund	8/31/10 Cost	8/31/10 Value	Unrealized Depreciation
CSP
Memphis Medical Building	$3,964,599	$2,460,750	$(1,503,849)

BSP recognized a loss of $845,904 on a real estate property sold during the year ended August 31, 2010.

The net operating income and capital improvements for the year ended August 31, 2010 were:

Fund	Gross Rental Income	Operating Expenses	Net Operating Income (Loss)	Capital Improvements
BSP
Lake Point Terrace Apartment Building	$514,702	$345,372	$169,330	$36,416
CSP
Memphis Medical Building	$113,328	$357,287	$(243,959)	$135,897

As of and for the year ended August 31, 2010, ASP and SLA owned no real estate.

Mortgage Servicing Rights

The funds may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change. As of and for the year ended August 31, 2010, the funds held no mortgage servicing rights.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. Each fund segregates, with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2010, the funds had no outstanding when-issued or forward-commitment securities.

First American Mortgage Funds | 2010 Annual Report

Borrowings & Reverse Repurchase Agreements

Effective July 11, 2008, the funds entered into loan agreements with Massachusetts Mutual Life Insurance Company ("MMLIC") under which MMLIC made term loans to ASP, BSP, CSP, and SLA of $8,600,000, $45,100,000, $54,400,000, and $31,900,000, respectively, and agreed to make revolving loans to the funds of up to $2,400,000, $12,900,000, $15,600,000, and $9,100,000, respectively. Loans made under the loan agreements are secured by whole loans in the fund's portfolios, bear interest at the one-month London Interbank Offered Rate plus 2.625% subject to a "floor" interest rate of 5.00%, and mature on July 21, 2011. In addition to principal and interest payments paid by each fund to MMLIC for borrowings outstanding, each fund pays an annual fee of 1.28% on any unused portion of the fund's revolving loan commitment.

The funds may also borrow money by entering into reverse repurchase agreements, which involve the sale of portfolio-eligible securities by the funds, coupled with an agreement to repurchase the securities at a specified date and price. Borrowings may increase volatility of the funds' net asset values and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Each fund is subject to a restriction on borrowing under which each fund must maintain asset coverage of at least 300%. The interest expense incurred on borrowings is recognized as "Interest Expense" in the Statements of Operations. For the year ended August 31, 2010, the weighted average borrowings outstanding for ASP, BSP, CSP, and SLA were $16,870,440, $69,288,417, $86,584,137, and $53,717,250, respectively, and the weighted average interest rates paid by the funds on such borrowings were 3.41%, 3.48%, 3.37%, and 3.91%, respectively.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default. As of August 31, 2010, the funds had no outstanding repurchase agreements.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, as designated by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Fiscal Year End

Management has evaluated fund related events and transactions that occurred subsequent to August 31, 2010, through the date of issuance of the funds' financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the funds' financial statements.

First American Mortgage Funds | 2010 Annual Report

Notes to Financial Statements

(3) Fees and Expenses
   Investment Advisory Fees

Pursuant to investment advisory agreements with each fund (each an "Agreement"), FAF Advisors, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the funds' assets and furnishes related office facilities, equipment, research, and personnel. For ASP, BSP, and CSP, the Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.20% of the respective fund's average weekly net assets and 4.50% of the daily gross income accrued by such fund during the month (i.e., investment income, including accretion of bond discounts and amortization of premiums, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the funds). The monthly investment advisory fee shall not exceed, in the aggregate, 1/12 of 0.725% of the respective fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For SLA, the Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fees, FAF Advisors provides investment advice and, in general, conducts the management and investment activities of the funds.

The funds may invest in money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to the investing funds and the related money market funds, FAF Advisors will reimburse to each investing fund an amount equal to that portion of FAF Advisor's investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement, if any, is included in "Fee reimbursements" in the Statements of Operations.

Administrative Fees

FAF Advisors serves as the funds' administrator pursuant to administration agreements between FAF Advisors and each fund. Under these agreements, FAF Advisors receives a monthly administrative fee from each fund in an amount equal to 0.25% of the fund's average weekly net assets. For its fee, FAF Advisors provides numerous services to the funds including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Custodian Fees

U.S. Bank serves as each funds' custodian pursuant to a custodian agreement with the funds. The custodian fee charged to each fund is equal to an annual rate of 0.02% of such fund's average weekly net assets. These fees are computed weekly and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund's custodian expenses. These credits, if any, are disclosed as "Indirect payments from custodian" in the Statements of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund's custodian expenses. For the year ended August 31, 2010, custodian fees for ASP, BSP, CSP, and SLA were increased by $60, $113, $67, and $43 as a result of overdrafts and reduced by $4, $11, $91, and $26 as a result of interest earned, respectively.

Mortgage Servicing Fees

The funds may enter into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

Other Fees and Expenses

In addition to the investment advisory, administrative, custodian, and mortgage servicing fees, the funds are responsible for paying most other operating expenses, including: professional fees (legal, auditing and accounting services), postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside

First American Mortgage Funds | 2010 Annual Report

directors' fees and expenses, insurance, pricing, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses. For the year ended August 31, 2010, legal fees and expenses of $5,289, $5,289, $5,289, $5,289 for ASP, BSP, CSP, and SLA, respectively, were paid to a law firm of which an Assistant Secretary of the funds is a partner.

Expenses that are directly related to a fund are charged directly to that fund. Other operating expenses of the First American Family of Funds are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds or a combination of both methods.

(4) Investment Security Transactions
   Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the year ended August 31, 2010, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
ASP	$3,783,134	$6,667,125
BSP	21,550,032	21,986,891
CSP	28,205,038	36,727,946
SLA	21,777,685	26,598,010

(5) Indemnifications
   The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(6) New Accounting Pronouncements   On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standard Update for Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements. The update provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires the funds to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time management is evaluating the implications of the update and the impact to the financial statements.

(7) Nuveen Acquisition  On July 28, 2010, FAF Advisors, Inc. (the "Advisor") and its parent company, U.S. Bank National Association, entered into an agreement to sell a portion of the Advisor's asset management business to Nuveen Asset Management ("NAM"). Included in the sale will be that part of the Advisor's asset management business that advises the First American equity, fixed income, and asset allocation open-end funds, not including the First American money market funds. The Advisor will continue to serve as investment advisor to the First American closed-end funds (the "Closed-End Funds") after the sale. The sale is subject to the satisfaction of customary conditions, and is currently expected to close by the end of 2010.

On October 7, 2010, the Closed-End Funds' board of directors considered and approved new investment sub-advisory agreements between the Advisor and each of NAM and a NAM subsidiary (the "NAM entities"), under which the NAM entities will provide certain investment advisory services to the Closed-End Funds. The sub-advisory agreements will be submitted to their respective fund's shareholders for their approval and, if approved, will take effect upon the closing of the transaction (or such later time as shareholder approval is obtained). There will be no change in the funds' investment objectives, policies, portfolio management teams, or expenses as a result of the sub-advisory arrangements between the Advisor and the NAM entities.

First American Mortgage Funds | 2010 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc.

We have audited the accompanying statements of assets and liabilities of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (the "funds"), including the schedule of investments, as of August 31, 2010, and the related statements of operations, changes in net assets, cash flows and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. at August 31, 2010, the results of their operations, changes in their net assets, their cash flows and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 22, 2010

First American Mortgage Funds | 2010 Annual Report

Notice to Shareholders | (unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the funds by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. ("Computershare"), the plan agent.

Eligibility/Participation

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of your funds. To enroll in this plan, call Computershare at 800-543-5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

If you are a beneficial owner and wish to join the plan, you must contact your bank, broker or other nominee to arrange participation in the plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

Plan Administration

For each fund, beginning no more than three business days before the dividend payment date, Computershare will buy shares of the fund on the New York Stock Exchange ("NYSE") or elsewhere on the open market only when the price of the fund's shares on the NYSE plus per share fees is less than a 5% premium over the fund's most recently calculated net asset value ("NAV") per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, Computershare will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus per share fees of the funds' shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus per share fees is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the funds. However, if fund shares are purchased in the open market, each participant pays a per share fee. Per share fees include any brokerage commissions Computershare is required to pay. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the funds are subject to income tax, to the same extent as if received in cash. When shares are issued by a fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

First American Mortgage Funds | 2010 Annual Report

Notice to Shareholders | (unaudited)

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare or by calling Computershare at 800-426-5523. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account. The value of the fractional share will be based on the then current price of the fund less any fees.

Plan Amendment/Termination

Each fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, 800-426-5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the period ended August 31, 2010. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

Income Distributions (the funds designate the following amounts as ordinary income distributions)

Payable Date	ASP Amount	BSP Amount	CSP Amount	SLA Amount
September 23, 2009	$0.0700	$0.0700	$0.0550	$0.0750
October 21, 2009	0.0700	0.0700	0.0550	0.0750
November 18, 2009	0.0700	0.0700	0.0550	0.0750
December 16, 2009	0.1090	0.1050	0.0980	0.1160
January 13, 2010	0.1090	0.1050	0.0980	0.1160
February 17, 2010	0.1090	0.1050	0.0980	0.1160
March 24, 2010	0.1090	0.1050	0.0980	0.1160
April 21, 2010	0.1090	0.1050	0.0980	0.1160
May 19, 2010	0.1090	0.1050	0.0980	0.1160
June 23, 2010	0.1090	0.1050	0.0980	0.1160
July 21, 2010	0.1090	0.1050	0.0980	0.1160
August 25, 2010	0.1090	0.1050	0.0980	0.1160
	$1.1910	$1.1550	$1.0470	$1.2690

For the fiscal year ended August 31, 2010, each fund designates long-term capital gains, ordinary income, and return of capital with regard to distributions paid during the period as follows:

Fund	Long-Term Capital Gains Distributions (Tax Basis) (a)	Ordinary Income Distributions (Tax Basis) (a)	Return of Capital (Tax Basis) (a)	Total Distributions (Tax Basis) (b)
ASP	0.0%	70.3%	29.7%	100.0%
BSP	0.0	56.9	43.1	100.0
CSP	0.0	48.9	51.1	100.0
SLA	0.0	65.1	34.9	100.0

(a)  Based on a percentage of the fund's total distributions.

(b)  Except as noted below, none of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

First American Mortgage Funds | 2010 Annual Report

Shareholder Notification of Federal Tax Status:

ASP, BSP, CSP, and SLA designate 26.72%, 18.51%, 34.95%, and 18.54% of ordinary income distributions during the fiscal year ended August 31, 2010 as dividends qualifying for the dividends received deduction available to corporate shareholders, respectively.

In addition, ASP, BSP, CSP, and SLA designate 26.72%, 18.51%, 34.95%, and 18.54% of the ordinary income distributions from net investment income during the fiscal year ended August 31, 2010 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Intenal Revenue Code Section 871(k)(1)(C) for ASP, BSP, CSP, and SLA was 81.84%, 93.83%, 76.83%, and 82.82%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for ASP, BSP, CSP, and SLA, was 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities, is available without charge, upon request, by calling 800.677.3863 and on the U.S. Securities and Exchange Commission's website at www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds' Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov. In addition, you may review and copy the funds' Forms N-Q at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at FirstAmericanFunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter end.

CERTIFICATIONS

In December 2009, the funds' Chief Executive Officer submitted to the New York Stock Exchange ("NYSE") his annual certification required under Section 303A.12(a) of the NYSE corporate governance rules. The certifications of the funds' Principal Executive Officer and Principal Financial Officer required pursuant to Rule 30a-2 under the 1940 Act have been filed with the funds' Form N-CSR filings and are available on the U.S. Securities and Exchange Commission's website at www.sec.gov.

APPROVAL OF THE FUNDS' INVESTMENT ADVISORY AGREEMENTS

The Board of Directors of the Funds (the "Board"), which is comprised entirely of independent directors, oversees the management of the Funds and, as required by law, determines annually whether to renew each Fund's advisory agreement with FAF Advisors, Inc. ("FAF Advisors").

At a meeting on May 3-4, 2010, the Board considered information relating to the Funds' investment advisory agreements with FAF Advisors (the "Agreements"). In advance of the meeting, the Board received materials relating to the Agreements, and had the opportunity to ask questions and request further information in connection with its

First American Mortgage Funds | 2010 Annual Report

Notice to Shareholders | (unaudited)

consideration. At a subsequent meeting on June 15-17, 2010, the Board concluded its consideration of and approved the Agreements through June 30, 2011.

In considering the Agreements, the Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors' services to the Funds, (2) the investment performance of each Fund, (3) the profitability of FAF Advisors related to each Fund, including an analysis of FAF Advisors' cost of providing services and comparative expense information, and (4) other benefits that accrue to FAF Advisors through its relationship with the Funds. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board determined, however, that because the Funds are closed-end funds which, absent a secondary offering, only issue new shares in connection with dividend reinvestments, a consideration of economies of scale was not relevant to its evaluation of the Agreements. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the Agreements.

Before approving the Agreements, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreements. Based on its evaluation of those materials, the Board concluded that each Agreement is fair and in the best interests of the respective Fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to the Funds. The Board reviewed FAF Advisors' key personnel who provide investment advisory services to the Funds as well as the fact that, under each Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the Funds within the framework of each Fund's investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors' duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) each Fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to each Fund, including the Funds' sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors' representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from the Funds' Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, quality and extent of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund on a gross-of-expenses basis, including how each Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how each Fund performed versus its benchmark index for the one-, three- and five-year periods ending February 28, 2010.

American Select Portfolio. The Board noted that the Fund outperformed its benchmark index for all periods. The Board also noted that the Fund outperformed its performance universe median for the three- and five-year periods, though the Fund underperformed its performance universe median for the one-year period. In light of the Fund's competitive performance, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.

American Strategic Income Portfolio. The Board noted that the Fund outperformed both its performance universe median and its benchmark index for all periods. In light of the foregoing, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.

First American Mortgage Funds | 2010 Annual Report

American Strategic Income Portfolio II. The Board noted that the Fund outperformed its performance universe median for the three- and five-year periods, though it underperformed its performance universe median for the one-year period. The Board considered FAF Advisors' assertion that the Fund's performance universe is composed of only ten funds, five of which are First American funds, and that, as a result, the Fund's benchmark index is a better standard against which to measure the Fund's performance. The Board also noted that the Fund outperformed its benchmark index for the one- and five-year periods, though it slightly underperformed its benchmark index for the three-year period. In light of the Fund's competitive performance against its benchmark index, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.

American Strategic Income Portfolio III. The Board noted that the Fund underperformed its performance universe median for all periods. The Board considered FAF Advisors' assertion that the Fund's performance universe is composed of only ten funds, five of which are First American funds, and that, as a result, the Fund's benchmark index is a better standard against which to measure the Fund's performance. The Board noted that the Fund outperformed its benchmark index for the one- and five-year periods, though it underperformed its benchmark index for the three-year period. The Board considered FAF Advisors' assertion that the Fund's underperformance for the three-year period was primarily attributable to credit issues regarding certain whole loans held by the Fund. In light of the Fund's competitive performance against its benchmark index, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors' costs in serving as the Funds' investment manager, including the costs associated with the personnel and systems necessary to manage the Funds. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with the Funds. The Board compared fee and expense information for the Funds to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by FAF Advisors and for private accounts managed by FAF Advisors. The Board found that while the management fees for FAF Advisors' institutional separate accounts are generally lower than the management fees charged by FAF Advisors to investment companies, investment companies receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund's advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and each Fund's total expense ratio compared to the median total expense ratio of comparable funds. The Board noted that, for each Fund, the Fund's advisory fee was lower than the peer group median advisory fee, though the Fund's total expense ratio was higher than the peer group median total expense ratio. The Board considered FAF Advisors' assertion that the Funds incur investment-related expenses, including mortgage servicing fees from the Funds' investments in whole loans, which other funds in the Funds' expense group do not incur since these funds do not invest in whole loans. The Board also considered FAF Advisors' assertion that, excluding the investment-related expenses, each Fund's total expenses were lower than the expense group median. The Board concluded that each Fund's advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as investment advisor, administrator and custodian, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Fund by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the Agreements was in the interest of each Fund and its shareholders.

First American Mortgage Funds | 2010 Annual Report

Notice to Shareholders | (unaudited)

Directors and Officers of the Funds

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; Director, Towne Airfreight; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo; Independent Director, First American Fund Complex since 1997	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since September 2003	Investment consultant and non-profit board member; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since October 2006	Retired	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since April 1991	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning, and public relations; Owner, Chairman, and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

First American Mortgage Funds | 2010 Annual Report

Independent Directors—concluded

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Chair of funds' Board since September 1997; Director of ASP, BSP, CSP, and SLA since September 1987	Board member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

First American Mortgage Funds | 2010 Annual Report

Notice to Shareholders | (unaudited)

Officers

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of ASP, BSP, CSP, and SLA since February 2001	Chief Executive Officer, FAF Advisors, Inc.; Chief Investment Officer, FAF Advisors, Inc., since September 2007

John G. Wenker FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1951)*	Senior Vice President	Re-elected by the Board annually; Senior Vice President of ASP, BSP, CSP, and SLA since November 1996	Managing Director, FAF Advisors, Inc.

David A. Yale FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since June 2007	Senior Real Estate Portfolio Manager, FAF Advisors, Inc., since August 2006, prior thereto, Senior Vice President, Twin Cities Market Manager, U.S. Bank from July 2005 to August 2006; prior to July 2005, Vice President, ING Investment Management/ReliaStar Investment Research

Chris J. Neuharth FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since June 2007	Senior Vice President, FAF Advisors, Inc.

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of ASP, BSP, CSP, and SLA since March 2000	Senior Vice President, FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of ASP, BSP, CSP, and SLA since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc.

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of ASP, BSP, CSP, and SLA since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director and Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of ASP, BSP, CSP, and SLA since February 2005	Chief Compliance Officer, FAF Advisors, Inc.

Cynthia C. DeRuyter FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of ASP, BSP, CSP, and SLA since June 2010	Compliance Director, FAF Advisors, Inc., since March 2010; prior thereto, Compliance Manager, RSM McGladrey, Inc., since March 2006; prior thereto, Compliance Manager, FAF Advisors, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of ASP, BSP, CSP, and SLA since December 2004; prior thereto, Assistant Secretary of ASP, BSP, CSP, and SLA since September 1999	Deputy General Counsel, FAF Advisors, Inc.

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of ASP, BSP, CSP, and SLA since December 2004; prior thereto, Secretary of ASP, BSP, CSP, and SLA since June 2002; Assistant Secretary of ASP, BSP, CSP, and SLA from September 1999 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

First American Mortgage Funds | 2010 Annual Report

Officers—concluded

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of ASP, BSP, CSP, and SLA since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc., from September 2004 to May 2006

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of ASP, BSP, CSP, and SLA since February 2009	Counsel, FAF Advisors, Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, a New York City-based law firm, from September 2005 to January 2009

*Messrs. Schreier, Wenker, Yale, Neuharth, Wilson, Gariboldi, Lui, Ertel and Kremenak, Mses. Stevenson, DeRuyter and Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for the funds.

First American Mortgage Funds | 2010 Annual Report

First American Funds' Privacy Policy

We want you to understand what information we collect and how it's used.

"Nonpublic personal information" is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•  Know who you are and prevent unauthorized access to your information.

•  Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•  Information about your identity, such as your name, address, and social security number.

•  Information about your transactions with us.

•  Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We're permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We'll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

• First American Funds, Inc.
• First American Investment Funds, Inc.
• First American Strategy Funds, Inc.
• American Strategic Income Portfolio Inc.
• American Strategic Income Portfolio Inc. II
• American Strategic Income Portfolio Inc. III
• American Select Portfolio Inc.
• American Municipal Income Portfolio Inc.
• Minnesota Municipal Income Portfolio Inc.
• First American Minnesota Municipal Income Fund II, Inc.
• American Income Fund, Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

First American Mortgage Funds | 2010 Annual Report

BOARD OF DIRECTORS

Virginia Stringer

Chairperson of First American Mortgage Funds
Governance Consultant; Chair Emeritus of Saint Paul Riverfront Corporation;
former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Mortgage Funds
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Mortgage Funds
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Mortgage Funds
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Mortgage Funds
Retired; former Principal, Chief Financial Officer, and Chief Administrative
Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Mortgage Funds
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Mortgage Funds
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Mortgage Funds
Owner and President of Strauss Management Company

James Wade

Director of First American Mortgage Funds
Owner and President of Jim Wade Homes

First American Mortgage Funds' Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Strategic Income Portfolio Inc.

American Strategic Income Portfolio Inc. II

American Strategic Income Portfolio Inc. III

American Select Portfolio Inc.

2010 Annual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2010    0394-10    WHOLELOAN-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics that apply to the registrant’s principal executive officer or principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)                      Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $36,163 in the fiscal year ended August 31, 2010 and $31,116 in the fiscal year ended August 31, 2009, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)                     Audit-Related Fees — E&Y billed the registrant audit-related fees totaling $3,010 in the fiscal year ended August 31, 2010 and $11,218 in the fiscal year ended August 31, 2009, including fees associated with the semi-annual review of fund disclosures.

(c)                      Tax Fees - E&Y billed the registrant fees of $7,989 in the fiscal year ended August 31, 2010 and $5,498 in the fiscal year ended August 31, 2009 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)                     All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2010 and August 31, 2009.

(e)(1)        The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  Seed audits (related to new product filings, as required)

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance, and

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)        All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)                        All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                     The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $345,608 in the fiscal year ended August 31, 2010 and $175,829 in the fiscal year ended August 31, 2009.

(h)                     The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)                      The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b)                     Not applicable.

Item 6—Schedule of Investments

(a)                      The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)                     Not applicable.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, FAF Advisors, Inc. (“FAF Advisors”). The proxy voting policies and procedures of FAF Advisors are as follows:

General Principles

FAF Advisors, Inc. (“FAF Advisors”) is the investment adviser for the First American family of mutual funds (the “Funds”) and for institutional and other separately managed accounts (collectively, with the Funds, “Client Accounts”). As such, Client Accounts may confer upon FAF Advisors complete discretion to vote proxies.  It is FAF Advisors’ duty to vote proxies in the best interests of its clients. In voting proxies, FAF Advisors also seeks to maximize total investment return for its clients.

In the event that FAF Advisors contracts with another investment adviser to act as a sub-adviser for a Client Account, FAF Advisors may delegate proxy voting responsibility to the sub-adviser. Where FAF has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by FAF Advisors.

FAF Advisors’ Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors’ Proxy Voting Administration Committee (“PVAC”). The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors’ exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors’ positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS’ policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

Procedures

A.  Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors’ proxy voting service, ISS. ISS apprises FAF Advisors of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as FAF Advisors’ proxy voting record keeper and generates reports on how proxies were voted.

B.  Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, FAF Advisors recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS’ policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote. The PVAC shall receive voting direction from the Head of Equity Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of its own with respect to the specific proxy vote.

If the PVAC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

1.   Obtaining instructions from the affected client(s) on how to vote the proxy;

2.   Disclosing the conflict to the affected client(s) and seeking their consent to permit FAF Advisors to vote the proxy;

3.   Voting in proportion to the other shareholders;

4.   Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

5.   Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors’ Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to FAF Advisors’ Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.  Proxy Vote Override

From time to time, a Portfolio Manager may initiate action to override the ISS recommendation for a particular vote. Any such override shall be reviewed by FAF Advisors’ Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.  If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D.  Securities Lending

In order to generate incremental revenue, some clients may participate in U.S. Bank’s securities lending program.  If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date.  A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time.  Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

Portfolio Managers and/or Analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and Analysts.

E.  Proxy Voting for ERISA Clients

In the event that a proxy voting issue arises for an ERISA client, FAF Advisors is prohibited from voting shares with respect to any issue advanced by a party in interest, such as U.S. Bancorp or any of the First American Funds.

F.  Sub-advisor Oversight

FAF Advisors is responsible for oversight of the sub-advisors’ proxy voting activities related to Client Accounts. Consistent with its oversight responsibilities, FAF Advisors has adopted the following sub-advisor oversight policies and procedures:

1.               Prior to approval of any sub-advisory contract by the Board of Directors of the Funds or FAF Advisors, as applicable, the IPC reviews the sub-advisor’s proxy voting policy (each a “Sub-Advisor Policy”) to ensure that such Sub-Advisor Policy is designed in the best interests of FAF Advisors’ clients. Thereafter, at least annually, the IPC reviews and approves material changes to each Sub-Advisor Policy.

2.               On a quarterly basis, the PVAC will request and review reports from each sub-advisor reflecting any overrides of its Sub-Advisor Policy or conflicts of interest addressed during the previous quarter, and other matters the PVAC deems appropriate. Any material issues arising from such review will be reported to the IPC and the Board of Directors of the Funds.

G.  Proxy Voting Records

As required by Rule 204-2 of the Investment Company Act of 1940, FAF Advisors shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from the advisor to either a written or oral request; and (5) any documents prepared by the advisor that were material to making a proxy voting decision or that memorialized the basis for the decision.  FAF Advisors may rely on ISS to make and retain on our behalf records pertaining to the rule.

Each sub-advisor shall be responsible for making and retaining all proxy voting records required by the rule and shall provide them to FAF Advisors upon request.

H.  Fund of Funds Provision

In instances where FAF Advisors provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund.  If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

I.  Review and Reports

The PVAC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-advisor), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVAC. The PVAC shall review the schedule at least annually.

The PVAC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

J.  Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the Funds’ website at www.firstamericanfunds.com and/or on the SEC’s website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

FAF Advisors’ institutional and separately managed account clients can contact their relationship manager for more information on FAF Advisors’ policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and FAF Advisors’ vote.

K.  Form N-PX

FAF Advisors will cause Form N-PX to be filed with the Securities and Exchange Commission, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

RiskMetrics Group’s U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 22, 2010

1. Routine/Miscellaneous:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•                  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•                  Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•                  The tenure of the audit firm;

•                  The length of rotation specified in the proposal;

•                  Any significant audit-related issues at the company;

•                  The number of Audit Committee meetings held each year;

•                  The number of financial experts serving on the committee; and

•                  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Votes on director nominees should be determined on a CASE-BY-CASE basis.

Four fundamental principles apply when determining votes on director nominees:

Board Accountability

Board Responsiveness

Director Independence

Director Competence

Board Accountability

Problematic Takeover Defenses

VOTE WITHHOLD/AGAINST(1) the entire board of directors (except new nominees(2), who should be considered on a CASE-by-CASE basis), if:

•                  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

•                  The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

•                  The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

•                  The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•                  The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•                  The issuer’s rationale;

•                  The issuer’s governance structure and practices; and

•                  The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•                  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•                  The company receives an adverse opinion on the company’s financial statements from its auditor; or

•                  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

•                  Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

•                  There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

(1)          In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2)          A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

•                  The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•                  The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•                  The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

•                  The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

• A classified board structure;

• A supermajority vote requirement;

• Majority vote standard for director elections with no carve out for contested elections;

• The inability for shareholders to call special meetings;

• The inability for shareholders to act by written consent;

• A dual-class structure; and/or

• A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

•                 Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•                 Failure to replace management as appropriate; or

•                 Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•                  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•                  The full board is less than majority independent.

Director Competence

Vote AGAINST or WITHHOLD from individual directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

• Degree to which absences were due to an unavoidable conflict;

• Pattern of absenteeism; and

• Other extraordinary circumstances underlying the director”s absence;

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

• presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

• serves as liaison between the chairman and the independent directors;

• approves information sent to the board;

• approves meeting agendas for the board;

• approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

• has the authority to call meetings of the independent directors;

• if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                 Two-thirds independent board;

•                 All independent key committees;

•                 Established governance guidelines;

•                 A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•                 The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

• Egregious compensation practices;

• Multiple related-party transactions or other issues putting director independence at risk;

• Corporate and/or management scandals;

• Excessive problematic corporate governance provisions; or

• Flagrant board or management actions with potential or realized negative impact on shareholders.

3. Shareholder Rights & Defenses:

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

•                 The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•                 The value of the NOLs;

•                 Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•                 The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•                 Any other factors that may be applicable.

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                 Shareholders have approved the adoption of the plan; or

•                 The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                 No lower than a 20% trigger, flip-in or flip-over;

•                 A term of no more than three years;

•                 No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                 Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

•                 The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

•                 The value of the NOLs;

•                 The term;

•                 Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•                 The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•                 Any other factors that may be applicable.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•                 Shareholders’ current right to call special meetings;

•                 Minimum ownership threshold necessary to call special meetings (10% preferred);

•                 The inclusion of exclusionary or prohibitive language;

•                 Investor ownership structure; and

•                 Shareholder support of and management’s response to previous shareholder proposals.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•                 Ownership structure;

•                 Quorum requirements; and

•                 Supermajority vote requirements.

4. Capital Restructuring:

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•                 Past Board Performance:

• The company’s use of authorized shares during the last three years;

• One- and three-year total shareholder return; and

• The board’s governance structure and practices;

•                 The Current Request:

• Disclosure in the proxy statement of the specific reasons for the proposed increase;

• The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

• Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•                 Past Board Performance:

• The company’s use of authorized preferred shares during the last three years;

• One- and three-year total shareholder return; and

• The board’s governance structure and practices;

•                 The Current Request:

• Disclosure in the proxy statement of specific reasons for the proposed increase;

• In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

• Whether the shares requested are blank check preferred shares, and whether they are declawed.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Mergers and Acquisitions

Vote CASE—BY—CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                 Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                 Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                 Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                 Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                 Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                 Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

5. Compensation:

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•                 The total cost of the company’s equity plans is unreasonable;

•                 The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•                 The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•                 The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•                 Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•                 The plan is a vehicle for problematic pay practices.

Other Compensation Proposals and Policies

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•                 There is a misalignment between CEO pay and company performance (pay for performance);

•                 The company maintains problematic pay practices;

•                 The board exhibits poor communication and responsiveness to shareholders.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•                 Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•                 Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•                 Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•                 Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•                 Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•                 Problematic practices related to non-performance-based compensation elements;

•                 Incentives that may motivate excessive risk-taking; and

•                 Options Backdating.

Non-Performance based Compensation Elements

Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:

•                 Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•                 Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•                 Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

•                 Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

•                 Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

•                 Dividends or dividend equivalents paid on unvested performance shares or units;

•                 Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•                 Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•                 Guaranteed bonuses;

•                 A single performance metric used for short- and long-term plans;

•                 Lucrative severance packages;

•                 High pay opportunities relative to industry peers;

•                 Disproportionate supplemental pensions; or

•                 Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•                 Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•                 Duration of options backdating;

•                 Size of restatement due to options backdating;

•                 Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•                 Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

•                 Poor disclosure practices, including:

• Unclear explanation of how the CEO is involved in the pay setting process;

• Retrospective performance targets and methodology not discussed;

• Methodology for benchmarking practices and/or peer group not disclosed and explained.

•                 Board’s responsiveness to investor input and engagement on compensation issues, for example:

• Failure to respond to majority-supported shareholder proposals on executive pay topics; or

• Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•                 Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•                 Rationale for the re-pricing—was the stock price decline beyond management’s control?

•                 Is this a value-for-value exchange?

•                 Are surrendered stock options added back to the plan reserve?

•                 Option vesting—does the new option vest immediately or is there a black-out period?

•                 Term of the option—the term should remain the same as that of the replaced option;

•                 Exercise price—should be set at fair market or a premium to market;

•                 Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

•                  If the company has adopted a formal recoupment bonus policy;

•                  If the company has chronic restatement history or material financial problems; or

•                  If the company’s policy substantially addresses the concerns raised by the proponent.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•                  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

• Rigorous stock ownership guidelines, or

• A holding period requirement coupled with a significant long-term ownership requirement, or

• A meaningful retention ratio,

•                  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•                  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

6. Social/Environmental Issues:

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•                  Whether adoption of the proposal is likely to enhance or protect shareholder value;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•                  What other companies have done in response to the issue addressed in the proposal;

•                  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•                  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•                  The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•                  The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•                  The level of gender and racial minority representation that exists at the company’s industry peers;

•                  The company’s established process for addressing gender and racial minority board representation;

•                  Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•                  The independence of the company’s nominating committee;

•                  The company uses an outside search firm to identify potential director nominees; and

•                  Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•                  The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•                  The company’s level of disclosure is comparable to that of industry peers; and

•                  There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•                  Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•                  Whether company disclosure lags behind industry peers;

•                  Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•                  The feasibility of reduction of GHGs given the company’s product line and current technology and;

•                  Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•                  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•                  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•                  The degree to which existing relevant policies and practices are disclosed;

•                  Whether or not existing relevant policies are consistent with internationally recognized standards;

•                  Whether company facilities and those of its suppliers are monitored and how;

•                  Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•                  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•                  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•                  The scope of the request; and

•                  Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•                  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•                  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

RiskMetrics Group’s International Proxy Voting Guidelines Summary

(Digest of Selected Key Guidelines)

December 31, 2009

1. Operational Items:

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•                  There are concerns about the accounts presented or audit procedures used; or

•                  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•                  There are serious concerns about the accounts presented or the audit procedures used;

•                  The auditors are being changed without explanation; or

•                  Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•                  There are serious concerns about the statutory reports presented or the audit procedures used;

•                  Questions exist concerning any of the statutory auditors being appointed; or

•                  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors:

Director Elections

Vote FOR management nominees in the election of directors, unless:

•                  Adequate disclosure has not been provided in a timely manner;

•                  There are clear concerns over questionable finances or restatements;

•                  There have been questionable transactions with conflicts of interest;

•                  There are any records of abuses against minority shareholder interests; or

•                  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•                  Material failures of governance, stewardship, or fiduciary responsibilities at the company; or

•                  Failure to replace management as appropriate; or

•                  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•                  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•                  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•                  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure:

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

•                  Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•                  Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:

•                  The repurchase can be used for takeover defenses;

•                  There is clear evidence of abuse;

•                  There is no safeguard against selective buybacks;

•                  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•                  The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•                  The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other Items:

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•                  the parties on either side of the transaction;

•                  the nature of the asset to be transferred/service to be provided;

•                  the pricing of the transaction (and any associated professional valuation);

•                  the views of independent directors (where provided);

•                  the views of an independent financial adviser (where appointed);

•                  whether any entities party to the transaction (including advisers) is conflicted; and

•                  the stated rationale for the transaction, including discussions of timing.

If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)      John G. Wenker, Jason J. O’Brien, CFA, and David A. Yale co-manage the registrant’s portfolio. Mr. Wenker is primarily responsible for the day-to-day management of the registrant’s portfolio. Mr. O’Brien is responsible for the management of the mortgage-backed securities portion of the portfolio.

Mr. Wenker, Head of Real Estate, began working in the financial industry in 1983 and joined FAF Advisors, Inc. (the “Adviser”) in 1992.

Mr. O’Brien, Fixed-Income Portfolio Manager, began working in the financial industry in 1993 when he joined the Adviser.

Mr. Yale, Senior Real Estate Portfolio Manager, began working in the financial industry in 1981 and joined the Adviser in 2006. Prior to joining the Adviser he worked for U.S. Bank, in commercial real estate, ReliaStar/ING, and Prudential.

(a)(2)      The following table shows, as of the fiscal year ended August 31, 2010, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
John G. Wenker	Registered Investment Company	6	$3.0 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

David A. Yale	Registered Investment Company	4	$791.6 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Jason J. O’Brien	Registered Investment Company	5	$218 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

The registrant’s portfolio managers often manage multiple accounts.  The Adviser has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

(a)(3)      Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter.  The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to a Giliberto-Levy custom benchmark. Generally, the threshold for payment of an annual cash incentive is benchmark performance and the maximum annual cash incentive is attained at a 100 basis point spread over the benchmark for respective time periods.

Investment performance is measured on a pre-tax basis, gross of fees for registrant results and for the Lipper industry peer group.

Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Adviser.  Long-term incentive payments are comprised of two components: (i) performance equity units of the Adviser and (ii) U.S. Bancorp options and restricted stock.

There are generally no differences between the methods used to determine compensation with respect to the registrant and the other accounts managed by the registrant’s portfolio managers.

(a)(4)      The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal year ended August 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant
John G. Wenker	$10,001 - $50,000
David A. Yale	$0
Jason J. O’Brien	$0

(b)                     Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)                     The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)                     There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)      Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)      Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)  Not applicable.

(b)                     Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. II

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: October 29, 2010

By:	/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: October 29, 2010